SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Cadence Design Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CADENCE DESIGN SYSTEMS, INC.

2655 SEELY AVENUE

SAN JOSE, CALIFORNIA 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2003

TO THE STOCKHOLDERS OF

CADENCE DESIGN SYSTEMS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, will be held on May 21, 2003, at 1:00 p.m. Pacific time, at Cadence’s offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 for the following purposes:

1.	To elect directors to serve for the ensuing year and until their successors are elected.

2.	To approve an amendment to the 1995 Directors Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder.

3.	To approve an amendment to the Amended and Restated Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder.

4.	To ratify the selection of KPMG LLP as independent auditors of Cadence for its fiscal year ending January 3, 2004.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         These items of business are more fully described in the proxy statement accompanying this notice.

         The Board of Directors has fixed the close of business on March 26, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and at any adjournment or postponement thereof.

By Order of the Board of Directors

R.L. Smith McKeithen
Secretary

San Jose, California

April 7, 2003

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

CADENCE DESIGN SYSTEMS, INC.

2655 SEELY AVENUE

SAN JOSE, CALIFORNIA 95134

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Cadence Design Systems, Inc., a Delaware corporation, for use at its Annual Meeting of Stockholders to be held on May 21, 2003, at 1:00 p.m. Pacific time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting. The annual meeting will be held at Cadence’s offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134. Cadence intends to mail this proxy statement and accompanying proxy card on or about April 7, 2003 to all stockholders entitled to vote at the annual meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Cadence’s common stock, $0.01 par value per share, at the close of business on March 26, 2003, referred to as the record date, will be entitled to notice of and to vote at the annual meeting. At the close of business on the record date, Cadence had outstanding and entitled to vote approximately 267,434,442 shares of common stock. Each holder of record of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the annual meeting. The presence in person or by proxy of a majority of the shares of common stock outstanding on the record date is required for a quorum at the annual meeting.

         All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved by a majority of the shares represented in person or by proxy and entitled to vote.

         Under the rules of the New York Stock Exchange, or NYSE, in effect at the time of the mailing of this proxy statement, a broker is permitted to vote shares of which it is the record owner but holds on behalf of a stockholder who is the beneficial owner in the election of directors and for approval of the amendments to the 1995 Directors Stock Option Plan and the Amended and Restated Employee Stock Purchase Plan, even if the broker does not receive instructions from the stockholder. The NYSE has proposed changes to its rules regarding brokers’ discretionary voting authority, which changes may limit brokers’ ability to vote on the proposals in this proxy statement relating to the approval of the amendments to the plans unless stockholders who beneficially own the shares provide their brokers with voting instructions. If these proposed changes to the NYSE rules were to become effective prior to the annual meeting, brokers would not be able to vote the shares they hold on behalf of stockholders on these proposals without receiving instructions from the individual stockholders who beneficially own the shares.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of Cadence at Cadence’s principal executive offices, located at 2655 Seely Avenue, San Jose, California 95134, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, be sufficient to revoke a proxy.

SOLICITATION

         Cadence will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the common stock beneficially owned by others to forward to the beneficial owners. Cadence will reimburse persons representing beneficial owners of its common stock for their costs of forwarding solicitation materials to the beneficial owners. The solicitation of proxies through this proxy statement may be supplemented by telephone, telegram, or personal solicitation by directors, officers or other employees of Cadence and by Georgeson Shareholder Communications, Inc. Cadence has retained Georgeson Shareholder Communications, Inc. to solicit proxies for a fee of approximately $7,500 plus a reasonable amount to cover expenses and a stockholder vote analysis. No additional compensation will be paid to directors, officers or other employees of Cadence for such services.

PROPOSAL 1

ELECTION OF DIRECTORS

         The Corporate Governance and Nominating Committee of the Board of Directors has recommended, and the Board has nominated, the eight nominees named below for election to the Board of Directors. Each director elected at the annual meeting will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. Each nominee listed below is currently a director of Cadence. Except for Sean Maloney, who was appointed in July 2002, all of the directors previously have been elected by Cadence’s stockholders. One of Cadence’s incumbent directors, Dr. Leonard Y.W. Liu, is not standing for re-election. Effective immediately before the annual meeting, the Board of Directors has reduced the number of authorized directors from nine to eight. If all the nominees named below were elected to serve, more than a majority of the directors could be determined to be “independent” directors under rules currently proposed by the NYSE but not in effect as of the date of this proxy statement.

         Shares represented by executed proxies will be voted FOR the election of the eight nominees named below, if authority to do so is not withheld. Directors are elected by a plurality of the votes entitled to vote and present in person or represented by proxy at the meeting. Votes cannot be cast for greater than the number of nominees listed below. If any nominee should be unavailable for election as a result of unexpected circumstances, shares will be voted for the election of a substitute nominee named by Cadence. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF

EACH NAMED NOMINEE.

NOMINEES

         The names of the nominees, and certain information about them, including term of service as a Cadence director, are set forth below:

NAME OF NOMINEE	AGE	PRINCIPAL OCCUPATION

H. Raymond Bingham	57	President and Chief Executive Officer of Cadence

Susan L. Bostrom	42	Senior Vice President, Internet Business Solutions Group and Worldwide Government Affairs, Cisco Systems, Inc.

Donald L. Lucas	73	Chairman of the Board of Cadence and private venture capital investor

Sean M. Maloney	46	Executive Vice President, Intel Corporation and General Manager, Intel Communications Group

Dr. Alberto Sangiovanni-Vincentelli	55	Professor of Electrical Engineering and Computer Sciences, University of California, Berkeley

George M. Scalise	68	President, Semiconductor Industry Association

Dr. John B. Shoven	55	Professor of Economics, Stanford University

Roger S. Siboni	48	President and Chief Executive Officer, E.piphany, Inc.

         H. Raymond Bingham has served as President and Chief Executive Officer of Cadence since May 1999. Mr. Bingham has been a director of Cadence since November 1997. From 1993 to April 1999, Mr. Bingham served as Executive Vice President and Chief Financial Officer of Cadence. Prior to joining Cadence, Mr. Bingham was Executive Vice President and Chief Financial Officer of Red Lion Hotels, Inc. for eight years. Mr. Bingham also is a director of KLA-Tencor Corporation, Onyx Software Corporation and Oracle Corporation.

         Susan L. Bostrom has served as a director of Cadence since February 2001. Ms. Bostrom has served as Senior Vice President, Internet Business Solutions Group of Cisco Systems, Inc. since 1998 and was also given responsibility for Worldwide Government Affairs in October 2002. Ms. Bostrom joined Cisco as its Vice President of Applications and Services Marketing in 1997. Prior to joining Cisco, Ms. Bostrom served as Senior Vice President of Global Marketing and Strategic Planning at FTP Software Inc. from 1996 to 1997. From 1993 to 1996, Ms. Bostrom served as Director of Strategic Marketing at National Semiconductor Corporation, a semiconductor manufacturing company. From 1986 to 1993, Ms. Bostrom worked at McKinsey and Company, a management consulting firm.

         Donald L. Lucas has served as Chairman of the Board of Cadence since 1988. From its inception in 1983 until 1987, Mr. Lucas served as Chairman of the Board and a director of SDA Systems, Inc., a predecessor of Cadence. Mr. Lucas has been a private venture capital investor since 1960. Mr. Lucas also serves as a director of Macromedia, Inc., Oracle Corporation, PDF Solutions, Inc. and Tricord Systems, Inc.

         Sean M. Maloney has served as a director of Cadence since July 2002. Mr. Maloney has served as Executive Vice President of Intel Corporation and General Manager of the Intel Communications Group since 2001. Prior to his current position, Mr. Maloney was Executive Vice President of Intel Corporation and Director of the Sales and Marketing Group. Mr. Maloney has been employed by Intel since 1982. Mr. Maloney is also a member of the Board of Directors of the U.S./ China Business Council.

         Dr. Alberto Sangiovanni-Vincentelli has served as a director of Cadence since 1992. Dr. Sangiovanni-Vincentelli was named Chief Technology Advisor of Cadence in June 1999, and prior to that time served as a consultant to Cadence, or one of its predecessor corporations, since 1983. Dr. Sangiovanni-Vincentelli was a co-founder of SDA Systems, Inc., a predecessor of Cadence. Dr. Sangiovanni-Vincentelli has been a Professor of Electrical Engineering and Computer Sciences at the University of California, Berkeley since 1976, where he holds The Edgar L. & Harold H. Buttner Chair of Electrical Engineering and also serves as Vice Chair for Industrial

Relations for the department of Electrical Engineering and Computer Sciences. In 1998, Dr. Sangiovanni-Vincentelli was elected to the National Academy of Engineering and, in 2001, was honored by the Electronic Design Automation Consortium with the Kaufman Award, honoring an individual who has contributed to creating or driving technological advances that have had measurable impact on the productivity of design engineers.

         George M. Scalise has served as a director of Cadence since 1989. Mr. Scalise has served as President of the Semiconductor Industry Association, an association of semiconductor manufacturers and suppliers, since June 1997. Mr. Scalise served as Executive Vice President and Chief Administrative Officer of Apple Computer, Inc. from March 1996 to May 1997. Mr. Scalise also served as Senior Vice President of Planning and Development and Chief Administrative Officer of National Semiconductor Corporation from 1991 to 1996. Mr. Scalise is the Deputy Chairman of the Federal Reserve Bank of San Francisco and currently serves on President George W. Bush’s Council of Advisors on Science and Technology.

         Dr. John B. Shoven has served as a director of Cadence since 1992. Dr. Shoven is currently the Charles R. Schwab Professor of Economics at Stanford University, where he has taught since 1973. Dr. Shoven has served as director of the Stanford Institute for Economics Policy Research since November 1999 to the present and from 1989 to 1993. Dr. Shoven also served as Stanford University’s Chairman of the Economics Department from 1986 to 1989 and as Dean of the School of Humanities and Science from 1993 to 1998. Dr. Shoven serves as a director of Watson Wyatt & Company Holdings and is also a director of seven investment companies sponsored by American Century Investments.

         Roger S. Siboni has served as a director of Cadence since 1999. Mr. Siboni has served as President and Chief Executive Officer of E.piphany, Inc., a software company which provides customer relationship management solutions, since August 1998. Prior to joining E.piphany, Mr. Siboni spent more than 20 years at KPMG LLP, a worldwide accounting and consulting organization, most recently as its Deputy Chairman and Chief Operating Officer. Mr. Siboni also serves as a director of E.piphany, Corio, Inc. and FileNET, Inc.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended December 28, 2002, Cadence’s Board of Directors held 11 meetings in addition to taking other actions by unanimous written consent in lieu of a meeting. The Board has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, a Venture Committee and an Executive Committee. During fiscal 2002, each Board member attended more than 75% of the meetings of the Board, and of the committees on which he or she served, that were held during the period for which he or she was a director or committee member.

         The following describes the members, alternate members and charters of the committees of the Board as in effect at the time this proxy statement was printed. The committee charters will be revised pursuant to final rules adopted by the SEC under the Sarbanes-Oxley Act of 2002 and proposed rules promulgated by the NYSE which affect the Board committee charters. If the proposed rules become effective after the date of this proxy statement but prior to the annual meeting, such changes will not be reflected in the proxy statement.

Number of
Committees of the		Meetings
Board of Directors	Primary Functions of the Committees	Held in 2002

Audit Committee*

Members**:	• recommends selection and retention of independent auditors to Board	9
Donald L. Lucas, Chairman	• reviews, with the independent auditors:
Dr. John B. Shoven Roger S. Siboni	o the overall scope and procedures, as well as the results, of the annual audit
o any written statements from the
Alternate Members:	independent auditors concerning any relationships affecting their independence
Susan L. Bostrom	o overall internal controls of Cadence
George M. Scalise	• assesses independence of independent auditors

* adopted charter in February 2000
** all members are “independent” and “financially literate” as defined in the listing standards of the New York Stock Exchange

Compensation Committee

Members:	• reviews the general compensation plans of Cadence, including	3
Dr. John B. Shoven, Chairman	o stock option and stock purchase plans
Susan L. Bostrom	o benefit programs
George M. Scalise	o bonus plans
• determines specific compensation matters for the Chief Executive Officer and other
Alternate Members:	executive officers, including:
o salaries
Dr. Leonard Y.W. Liu	o bonuses
Roger S. Siboni	o stock options
o incentive compensation
• performs other functions regarding compensation as the Board may delegate
Corporate Governance and Nominating Committee

Members: Roger S. Siboni, Chairman Donald L. Lucas George M. Scalise	• interviews, evaluates, nominates and recommends individuals for membership on the Board • nominates specific individuals for election as officers of Cadence by the Board • stockholders may submit director nominations to Cadence’s Secretary in accordance with the procedures described in “Stockholder Proposals” in this Proxy Statement	4

		Number of
Committees of the		Meetings
Board of Directors	Primary Functions of the Committees	Held in 2002

Venture Committee

Members:	• advises the Board and acts on behalf of Cadence in monitoring its investment in Telos Venture Partners,	4
Donald L. Lucas, Chairman	L.P. and Telos Venture Partners II, L.P., which are
H. Raymond Bingham	venture capital funds

Executive Committee

(created by the Board in February 2002)
Members:	• performs functions expressly delegated to it by the Board as permitted by applicable law	0
Will be composed of 3 directors, to be designated

COMPENSATION OF DIRECTORS

         Each non-employee director of Cadence, other than the Chairman of the Board, receives an annual retainer of $40,000. Mr. Lucas is paid an annual retainer of $120,000 for his services as Chairman of the Board. In addition to the annual Board retainer, a director is also paid an annual fee of $35,000 for service as Chairman of a committee of the Board. For the fiscal year ended December 28, 2002, the total cash compensation paid to non-employee directors was $521,538, excluding the consulting fee paid to Dr. Sangiovanni-Vincentelli described more fully below. The members of the Board are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings in accordance with Cadence policy. Directors who are executive officers of Cadence do not receive additional compensation for their service on the Board.

         Each non-employee director of Cadence also receives stock option grants under Cadence’s 1995 Directors Stock Option Plan, as amended, referred to as the Directors Plan. A non-employee director is a director of Cadence who is not otherwise an employee of Cadence or an employee of an affiliate of Cadence. Only non-employee directors are eligible to receive options under the Directors Plan.

         Under the Directors Plan, each non-employee director is automatically granted an option upon election to the Board to purchase the number of shares of common stock equal to 6,250 multiplied by the number of full calendar quarters between the date on which such person begins serving as a director and the next April 1st. A director is considered to have served the entire calendar quarter if he or she becomes a director during the first half of the quarter. These initial grants do not vest until the March 31st following the grant date, at which time these initial grants vest and become exercisable in full.

         In addition, on April 1st of each year, each non-employee director is automatically granted an option to purchase 25,000 shares of common stock. On each April 1st, a non-employee director is also automatically granted an option to purchase 12,500 shares of common stock if the non-employee director serves as Chairman of one committee of the Board and is a member of at least one additional committee of the Board, but does not serve as Chairman of the Board. Also, on each April 1st, a non-employee director serving as Chairman of the Board is automatically granted an additional option to purchase 25,000 shares of common stock. These annual option grants do not vest until the March 31st following the grant date, at which time these grants vest and become exercisable in full.

         Each non-employee director who is a member of the Venture Committee of the Board is automatically granted an option to purchase 33,750 shares of common stock on the date of his or her initial selection to serve on the Venture Committee. The non-employee director who serves as the Chairman of the Venture

Committee, on the date of his or her initial selection to serve as the Chairman of the Venture Committee, is granted an additional option to purchase 33,750 shares of common stock. All options granted to members of the Venture Committee vest in installments over a three year period.

         A non-employee director who completes five years of service as Chairman of the Board will automatically receive a one-time option to purchase 101,250 shares of common stock. The one-time grant made to the Chairman of the Board vests in installments over a three year period. This one-time grant was made to Mr. Lucas in 1996.

         As of March 26, 2003, 1,466,250 options under the Directors Plan were outstanding at exercise prices ranging from $8.56 to $34.31 per share, with a weighted average exercise price of $20.40.

         Directors may elect to defer compensation payable to them under Cadence’s 1996 Deferred Compensation Venture Investment Plan. Compensation deferred under the plan is invested in Telos Venture Partners II, L.P., as further described in the “Report of the Compensation Committee of the Board of Directors on Executive Compensation.” For 2002, the following amounts were deferred by non-employee directors: Dr. Liu, $40,000; and Mr. Lucas, $190,000.

         Directors may also elect to defer compensation payable to them, including income realized upon the exercise of non-qualified stock options, under Cadence’s 1994 Nonqualified Deferred Compensation Plan. Deferred compensation payments are held in accounts with values indexed to the performance of selected mutual funds, employee self-directed accounts or money market accounts. In the case of option gain deferral, the accounts will be indexed to the performance of Cadence common stock. For 2002, the following amounts were deferred by non-employee directors: Ms. Bostrom, $40,000; Dr. Sangiovanni-Vincentelli, $75,000; Mr. Scalise, $40,000; Dr. Shoven, $75,000; and Mr. Siboni, $40,000.

         Effective as of December 2002, all non-employee directors have the right to participate in the Cadence Board of Directors Medical Plan. Under the terms of the plan, Cadence pays 80% of the premiums for participating directors and their dependents. Cadence currently provides Mr. Lucas health insurance coverage under this plan.

         Pursuant to a consulting agreement with Cadence, Dr. Sangiovanni-Vincentelli was paid $300,000 in 2002 for consulting services. Dr. Sangiovanni-Vincentelli’s services consisted of providing technical direction and strategic advice to Cadence. Dr. Sangiovanni-Vincentelli has provided consulting services to Cadence since 1983, and is expected to render similar services in 2003.

PROPOSAL 2

APPROVAL OF AMENDMENT OF THE 1995 DIRECTORS STOCK OPTION PLAN, AS AMENDED

         The Directors Plan was adopted by the Board in 1995 and approved by Cadence’s stockholders in 1996. Subsequent amendments approved by the Board and stockholders increased the aggregate number of shares of common stock authorized for issuance under the Directors Plan to 1,950,000 shares. As of March 26, 2003, 803,750 shares of common stock remained available for future grants under the Directors Plan, including the additional share authorization approved by the Board and being proposed for approval by Cadence’s stockholders at the 2003 annual stockholders meeting.

         On February 5, 2003, the Board of Directors approved, subject to stockholder approval, an amendment to the Directors Plan to increase the aggregate number of shares of common stock authorized for issuance under the Directors Plan by 600,000 shares for a total of 2,550,000 shares authorized under the Directors Plan, which represents less than 1% of the total number of shares of Cadence common stock outstanding as of the record date. As of the record date, 1,466,250 options were outstanding under the Directors Plan, with a weighted average exercise price of $20.40, and the closing price of Cadence common stock was $10.61.

         The Board recommends a vote FOR approval of the amendment to the Directors Plan. The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and represented at the meeting is required to approve the amendment to the Directors Plan. Unless marked to the contrary, proxies received will be voted FOR approval of the amendment to the Directors Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

         The following summary of the main features of the Directors Plan is qualified in its entirety by the complete text of the Directors Plan, a copy of which is attached as Appendix A to this proxy statement.

GENERAL

         The Directors Plan provides for non-discretionary grants of nonstatutory stock options. Options granted under the Directors Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended, referred to as the Code.

PURPOSE

         The purpose of the Directors Plan is to retain the services of persons serving as non-employee directors of Cadence, to attract the services of persons capable of serving on the Board and to provide incentives for these persons to exert maximum efforts to promote the success of Cadence.

ADMINISTRATION

         The Directors Plan is administered by the Board of Directors of Cadence. The Board has the final power to construe and interpret the Directors Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

         The Board is authorized to delegate administration of the Directors Plan to a committee of not less than two members of the Board. The Board has delegated administration of the Directors Plan to the Compensation Committee of the Board.

ELIGIBILITY

         The Directors Plan provides that options may be granted only to non-employee directors of Cadence. A “non-employee director” is defined in the Directors Plan as a director of Cadence who is not otherwise an employee of Cadence or any of its affiliates. Eight of Cadence’s nine current directors are eligible to participate in the Directors Plan.

TERMS OF OPTIONS

         Each option under the Directors Plan is subject to the following terms and conditions:

         Non-Discretionary Grants. Option grants under the Directors Plan are non-discretionary. Each person who is first elected to be a non-employee director is automatically granted a one-time option to purchase the number of shares of Cadence common stock equal to 6,250 multiplied by the number of full calendar quarters between the date the person begins serving as a director of Cadence and the April 1st following such date. A director is considered to have served the entire calendar quarter if he or she becomes a director during the first half of the quarter. On April 1st of each year, each non-employee director is automatically granted an option to purchase 25,000 shares of common stock. On each April 1st, a non-employee director will also be granted an option to purchase 12,500 shares of common stock if the non-employee director is also serving as Chairman of one committee of the Board and is a member of at least one additional committee of the Board, but does not serve as Chairman of the Board. On each April 1st, a non-employee director serving as the Chairman of the Board also is automatically granted an option to purchase 25,000 shares of common stock.

         Each non-employee director who is a member of the Venture Committee of the Board is automatically granted a one-time option to purchase 33,750 shares of common stock on the date of his or her initial selection to serve on the Venture Committee. The non-employee director serving as the Chairman of the Venture Committee of the Board is, on the date of his or her initial selection to serve as the Chairman of the Venture Committee of the Board, granted an additional one-time option to purchase 33,750 shares of common stock.

         A non-employee director who completes five years of service as Chairman of the Board will automatically receive a one-time option to purchase 101,250 shares of common stock.

         As of March 26, 2003, options to purchase a total of 1,641,250 shares have been granted to the current non-employee directors and non-employee director nominees under the Directors Plan, comprising options to purchase the following numbers of shares: Ms. Bostrom, 53,125 shares; Dr. Liu, 227,500 shares; Mr. Lucas, 522,500 shares; Mr. Maloney, 18,750 shares; Dr. Sangiovanni-Vincentelli, 167,500 shares; Mr. Scalise, 212,500 shares; Dr. Shoven, 341,250 shares; and Mr. Siboni, 98,125 shares. No options have been granted under the Directors Plan to any Cadence executive officer, to any associate of any Cadence director, executive officer or nominee, or any other employee or individual. Because benefits under the Directors Plan depend on the fair market value of Cadence’s common stock at various future dates, it is not possible as of the date of this proxy statement to determine future benefits that will be received by non-employee directors under the Directors Plan.

         Option Exercise. Options granted to a non-employee director under the Directors Plan generally become fully exercisable on the first March 31st following the grant of such option; except that the one-time option grants to a non-employee director for performing services as a member of, or as Chairman of, the Venture Committee of the Board, or for completing five years of service as the Chairman of the Board, become exercisable in installments over a three year period from the grant date at the rate of one-third of the total number of shares subject to such option on the first anniversary of the grant date and then at the rate of 1/36 of the total number of shares subject to the option each month thereafter. In all cases, vesting is conditioned upon continued service from the grant date and during each vesting period by the non-employee director in the same capacity which entitled him or her to the option grant.

         Exercise Price; Payment. The exercise price of options granted under the Directors Plan is equal to 100% of the fair market value of the common stock subject to the options on the date the option is granted. For this purpose, the fair market value of the common stock is the average of the closing price for the common stock for each of the last 20 trading days prior to the grant date. The exercise price of options granted under the Directors Plan must be paid upon exercise in cash, in shares of common stock, by tender of a full recourse promissory note, from proceeds of a “same day sale” program in which a non-employee director is eligible to participate, or a combination of these methods.

         Transferability; Term. Under the Directors Plan, an option may not be transferred by the optionee, except by will or the laws of descent and distribution. No option granted under the Directors Plan is exercisable by any person after the expiration of 10 years from the date the option is granted.

         Other Provisions. The option agreement may contain other terms, provisions and conditions not inconsistent with the Directors Plan as may be determined by the Board.

         See “Compensation of Directors” for a discussion of compensation paid to directors, including options grants, in 2002.

ADJUSTMENT PROVISIONS

         If there is any change in the stock subject to the Directors Plan or subject to any option granted under the Directors Plan through merger, reorganization, recapitalization, dividend, stock split, combination or exchange of shares, change in corporate structure or other similar transaction, the Directors Plan and options outstanding under the Directors Plan will be appropriately adjusted as to the class, number of shares and price per share of stock subject to the Directors Plan and outstanding options.

         In connection with certain change of control events, the vesting of all options outstanding under the Directors Plan is accelerated by the Board to a time before or as of the occurrence of such event and the options terminate if not exercised by the time specified by the Board. The Directors Plan includes a provision that provides for the timing of the acceleration and termination of options in situations where the Board does not specify the exact timing of the acceleration or termination. For purposes of the Directors Plan, “change of control” is defined as any of the following events:

•	a dissolution or liquidation of Cadence,
•	a sale of all or substantially all of the assets of Cadence,
•	certain mergers or consolidations in which Cadence is not the survivor and the stockholders of Cadence immediately before the merger or consolidation fail to possess beneficial ownership of more than 80% of the voting power of the securities of the survivor,
•	a reverse merger in which Cadence is the survivor and the stockholders of Cadence immediately before the reverse merger fail to possess direct or indirect beneficial ownership of more than 80% of Cadence’s securities immediately following the reverse merger,
•	an acquisition by any person or group (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act), excluding any employee benefit plan, or related trust, sponsored or maintained by Cadence or a subsidiary or other controlled affiliate of Cadence, of the beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of Cadence representing at least 20% of the combined voting power entitled to vote in the election of directors, and
•	the individuals who, as of the date immediately following Cadence’s 1999 Annual Meeting of Stockholders, are members of the Board, referred to as the Incumbent Board, cease for any reason to constitute at least 50% of the Board. If the election, or nomination for election by Cadence’s stockholders, of any new director was approved by a vote of at least 50% of the Incumbent Board other than to avoid or settle a proxy contest, such new director shall be considered as a member of the Incumbent Board.

DURATION, AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Directors Plan at any time or from time to time. No amendment will be effective unless approved by Cadence’s stockholders within 12 months before or after its adoption by the Board if the amendment would:

•	increase the number of shares issuable under the Directors Plan,
•	modify the requirements as to eligibility for participation in the Directors Plan, to the extent the modification requires stockholder approval to comply with Rule 16b-3 under the Exchange Act, or
•	modify the Directors Plan in any other way if the modification requires stockholder approval for the Directors Plan to meet the requirements of Rule 16b-3 under the Exchange Act.

         Unless sooner terminated, the Directors Plan terminates on the date that all shares of common stock reserved for issuance under the Directors Plan have been issued.

CERTAIN FEDERAL INCOME TAX INFORMATION

         Stock options granted under the Directors Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

         The following discussion is only a summary of the effect of federal income taxation upon the optionee and Cadence with respect to the grant and exercise of options under the Directors Plan, is not complete and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

         There are no tax consequences to the optionee or Cadence by reason of the grant of a stock option under the Directors Plan. Upon exercise of the stock option, the optionee generally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the exercise date over the option exercise price, and Cadence will be entitled to a deduction in the same amount. Upon disposition of the stock acquired upon exercise of an option, the optionee generally will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid to exercise the stock option plus any amount recognized as ordinary income upon exercise of the option. This gain or loss will be long or short term depending on whether or not the stock was held for more than one year. A director’s disposition of stock acquired upon exercise of a stock option has no tax consequences to Cadence.

PROPOSAL 3

APPROVAL OF AMENDMENT OF THE AMENDED AND RESTATED EMPLOYEE

STOCK PURCHASE PLAN

         In November 1998, Cadence’s Board of Directors adopted, and the stockholders subsequently approved, Cadence’s Amended and Restated Employee Stock Purchase Plan, referred to as the Employee Plan, which effected the amendment and restatement of the 1990 Employee Stock Purchase Plan. Subsequent amendments approved by the Board and stockholders increased the number of shares of common stock authorized for issuance under the Employee Plan to 23,500,000 shares. On October 30, 2002, the Board approved amendments to the Employee Plan to increase the number of shares of common stock authorized for issuance by 6,000,000 shares for a total of 29,500,000 shares authorized under the Employee Plan and to enable employees of Cadence’s Design Foundry to participate in the Employee Plan. The proposed increase in the Employee Plan represents approximately 2.24% of Cadence’s outstanding stock as of the record date. The Board adopted these amendments to ensure that Cadence can continue to grant purchase rights to its employees at levels determined appropriate by the Board and to enable Cadence to terminate its 2001 Employee Stock Purchase Plan so that all U.S. employees participate in the same employee stock purchase plan. As of March 26, 2003, 4,227,082 shares of common stock remained available under the Employee Plan, including shares subject to the amendment proposed for stockholder approval at the 2003 annual stockholders meeting.

         The Board of Directors recommends a vote FOR approval of the amendment of the Employee Plan. The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and represented at the meeting is required to approve the amendment to the Employee Plan for purposes of the Code. Unless marked to the contrary, proxies received will be voted FOR approval of the amendment to the Employee Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

         The following summary of the main features of the Employee Plan is qualified in its entirety by the complete text of the Employee Plan, a copy of which is attached as Appendix B to this proxy statement.

PURPOSE

         The purpose of the Employee Plan is to provide a means by which employees of Cadence, and any parent or subsidiary of Cadence designated by the Board, may be given an opportunity to purchase Cadence common stock through payroll deductions, to assist Cadence in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for these persons to exert maximum efforts for the success of Cadence.

         The rights to purchase common stock granted under the Employee Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

         The Board administers the Employee Plan and has the final power to construe and interpret both the Employee Plan and the rights granted under it. The Board has the power, subject to the provisions of the Employee Plan, to determine when and how rights to purchase Cadence common stock will be granted, the provisions of each offering of such rights (which rights need not be identical), and whether employees of any parent or subsidiary of Cadence will be eligible to participate in the Employee Plan.

         The Board has the power to delegate administration of the Employee Plan to a committee comprised of not less than two Board members. The Board has delegated administration of the Employee Plan to the Compensation Committee of the Board. As used in this proxy statement solely with respect to the Employee Plan, the “Board” refers to any committee the Board appoints to administer the Employee Plan as well as to the Board itself.

STOCK SUBJECT TO EMPLOYEE PLAN

         Over the life of the Employee Plan since 1990, the Board has reserved an aggregate of 29,500,000 shares of common stock for issuance under the Employee Plan, including shares subject to this Proposal. If rights granted under the Employee Plan expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the Employee Plan.

         Because benefits under the Employee Plan depend on employees’ voluntary elections to participate and the fair market value of Cadence’s common stock at various future dates, it is not possible as of the date of this proxy statement to determine future benefits that will be received by executive officers and other employees under the Employee Plan.

OFFERINGS

         The Board implements the Employee Plan by offerings of rights to all eligible employees from time to time for offering periods not to exceed 27 months. Currently, each offering is 24 months long and is divided into four shorter “purchase periods,” each approximately six months long. A new offering begins on each August 1st and February 1st. However, an eligible employee may not participate in more than one offering at a time. Rights granted under the Employee Plan are not transferable, except by will or the laws of descent and distribution, and may be exercised only by the person to whom the rights are granted or by a beneficiary designated by the person to whom the rights are granted.

         If, during the 24 months of an offering, the fair market value of Cadence common stock is lower on the purchase date than it was on the offering date, participants in the offering may exercise their purchase rights at the lower price on the purchase date and will automatically be enrolled in a new offering starting the next day (i.e., the next February 1st or August 1st), rather than remaining in the existing offering so that participants may have the benefit of the lower market price of Cadence common stock as the “offering date” price for the next 24 months of the offering period.

         In addition, if the terms of an offering would, as a result of a change to applicable accounting standards, generate a charge to earnings for Cadence, that offering will terminate effective as of the day before the date the change to accounting standards would otherwise first apply to the offering, and that date will be the final purchase date for that offering. A new offering will start on a date and on the terms as may be provided by the Board.

ELIGIBILITY

         Any person who is customarily employed at least 20 hours per week and five months per calendar year by Cadence, or any parent or subsidiary designated by the Board, is eligible to participate in that offering on the first day of an offering if the employee was employed by Cadence or the designated affiliate on the 15th day of the month before the first day of the offering. Almost all of Cadence’s approximately 5,150 employees, including Cadence’s six executive officers, are eligible to participate in the Employee Plan. Non-employee directors are not eligible to participate in the Employee Plan.

         However, no employee is eligible to participate in the Employee Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Cadence or of any Cadence parent or subsidiary including any stock which the employee may purchase under outstanding rights and options. In addition, no employee may accrue the right to purchase shares under the Employee Plan and any other employee stock purchase plans of Cadence and its affiliates at a rate that exceeds $25,000 worth of common stock (determined at the fair market value of the shares at the time such right is granted) for each calendar year in which such right is outstanding at any time.

         Rights granted in any offering under the Employee Plan terminate immediately upon cessation of an employee’s employment for any reason, and Cadence will distribute to a terminated employee all of his or her accumulated payroll deductions, without interest.

PARTICIPATION IN THE PLAN

         Eligible employees enroll in the Employee Plan by delivering to Cadence, before the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of an amount between 2% to 12% of the employees’ compensation (as defined for the offering) during the purchase period.

         A participant may terminate payroll deductions and withdraw from a given offering by delivering to Cadence a notice of withdrawal from the Employee Plan. The participant may elect this withdrawal at any time up to the 15th day of the last month of a purchase period.

         Upon an employee’s withdrawal from an offering, Cadence will distribute to the employee his or her accumulated payroll deductions, without interest, less any accumulated deductions previously applied to the purchase of common stock on the employee’s behalf during such offering.

         Another amendment to the Employee Plan allows rights of employees of Cadence Design Foundry, Inc., a wholly owned subsidiary of Cadence, granted under the Cadence Design Systems, Inc. 2001 Employee Stock Purchase Plan, referred to as the 2001 Plan, to be substituted with rights under the Employee Plan in accordance with the reorganization of the Design Foundry. Effective January 31, 2003, the 2001 Plan in which employees of the Design Foundry were participating was terminated, and Design Foundry employees began to participate in the Employee Plan.

PURCHASE PRICE

         The purchase price at which shares of common stock are sold in an offering under the Employee Plan is the lower of:

•	85% of the fair market value of a share of common stock on the first day of the offering, or
•	85% of the fair market value of a share of common stock on the last day of the applicable purchase period.

PURCHASE OF STOCK

         A participant accumulates the purchase price of the shares by payroll deductions over the course of the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the Board has provided for that offering. If the Board so provides in connection with a particular offering, an employee who first becomes eligible to participate after the offering starts may enroll as of the date specified during the purchase period. Cadence will credit all payroll deductions made for a participant to the participant’s account under the Employee Plan and will deposit the payroll deductions with the general funds of Cadence. A participant may not make additional payments into his or her account.

         In connection with offerings made under the Employee Plan, the Board may specify a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum number of shares of common stock that may be purchased in that offering by all participants. If the total number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of common stock available for the offering, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price.

         In addition, if the purchase price of the shares on any purchase date is less than 85% of the fair market value of the shares on the offering date, then no more than 200% of the number of shares that could have been purchased at a price equal to 85% of the fair market value of the shares on the offering date may be purchased by the participant on that purchase date.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the Employee Plan at any time. Unless terminated earlier, the Employee Plan will terminate when all of the reserved shares subject to the plan, as increased or adjusted from time to time, have been issued under the terms of the Employee Plan.

         The Board may amend the Employee Plan at any time. Any amendment of the Employee Plan must be approved by the stockholders within 12 months before or after its adoption by the Board to the extent stockholder approval is necessary for the Employee Plan to satisfy Section 423 of the Code, Rule 16b-3 under the Exchange Act or NYSE requirements. Currently, under the Code, stockholder approval must be obtained if the amendment would, among other things:

•	increase the number of shares of common stock reserved for issuance under the Employee Plan, or
•	modify the requirements relating to eligibility for participation in the Employee Plan.

         Rights granted before any amendment or termination of the Employee Plan will not be altered or impaired by any amendment or termination of the Employee Plan without the consent of the employee to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

         In the event of a dissolution, liquidation or specified type of merger of Cadence, including consolidations and reverse mergers, the surviving corporation either will assume the rights under the Employee Plan or substitute similar rights, or, at the Board’s discretion, the exercise date of any ongoing offering will be accelerated so that the outstanding rights may be exercised immediately before, or concurrent with, any such event. The Board must notify the participants that their rights under the Employee Plan will be fully exercisable for 20 days from the date of such notice or another period of time as the Board determines.

FEDERAL INCOME TAX INFORMATION

         The following is only a summary of the effect of federal income taxation upon the participant and Cadence with respect to the grant and exercise of rights granted under the Employee Plan, is not complete, does not discuss the income tax laws of any state or foreign country in which a participant may reside, and is subject to change. Participants in the Employee Plan should consult their own tax advisors regarding the specific tax consequences to them of participating in the Employee Plan.

         Rights granted under the Employee Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under Section 423 of the Code.

         A participant will be taxed on amounts withheld for the purchase of shares of common stock under the Employee Plan as if such amounts were actually received. Other than this, no income will be taxable to a participant as a result of participating in the Employee Plan until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

         If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the participant will recognize ordinary income equal to the lesser of:

•	the excess of the fair market value of the stock at the time of such disposition over the purchase price, or

•	the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price determined as of the beginning of the offering period.

Any further gain or any loss will be taxed as a long term capital gain or loss. Long term capital gains currently are generally subject to lower tax rates than is ordinary income. The deductibility of capital losses is limited.

         If the stock is sold or disposed of before the expiration of either of the two holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on the purchase date. Any capital gain or loss will be short term or long term, depending on how long the stock has been held. As mentioned above, the deductibility of capital losses is limited, and thus a disposition of the stock, before the expiration of the one and two-year holding periods described above, for an amount less than the fair market value of the stock on the purchase date could result in ordinary income (and a tax liability) and a non-deductible capital loss.

         There are no federal income tax consequences to Cadence by reason of the grant of rights or purchase of shares under the Employee Plan. Cadence generally is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant, subject to the satisfaction of tax reporting obligations.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         On March 22, 2002, Cadence’s Board of Directors, based on the selection and recommendation of the Audit Committee, decided not to renew the engagement of its then current independent auditors, Arthur Andersen LLP, and retained KPMG LLP as its independent auditors with respect to the audit of Cadence’s consolidated financial statements for its fiscal year ended December 28, 2002.

         During Cadence’s two most recent fiscal years ended December 29, 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen LLP, there was no disagreement between Cadence and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP’s satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports. The audit reports of Arthur Andersen LLP on the consolidated financial statements of Cadence as of and for the last two fiscal years ended December 29, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

         During Cadence’s two most recent fiscal years ended December 29, 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen LLP in March 2002, Cadence did not consult with KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Cadence’s financial statements.

         The Board of Directors, upon recommendation of the Audit Committee, has selected KPMG LLP as Cadence’s independent auditors for the fiscal year ending January 3, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited Cadence’s financial statements since fiscal 2002. Representatives from KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of KPMG LLP as Cadence’s independent auditors is not required by Cadence’s Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may direct the appointment of different independent auditors at any time during the year, if they determine that such a change would be in the best interests of Cadence and its stockholders.

         The Board of Directors of Cadence recommends a vote FOR ratification of the selection of KPMG LLP. The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and represented at the meeting is required to ratify the selection of KPMG LLP. Unless marked to the contrary, proxies received will be voted FOR ratification of the selection of KPMG LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee reviews Cadence’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. Cadence’s independent auditors are responsible for performing an audit in conformity with generally accepted auditing standards and reporting on the conformity of Cadence’s audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and Cadence’s independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Cadence and its management. The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services to Cadence is compatible with the auditors’ independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to Cadence’s Board of Directors, and the Board approved, the inclusion of the audited financial statements in Cadence’s Annual Report on SEC Form 10-K for the year ended December 28, 2002 for filing with the SEC.

         The foregoing Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of Cadence under the Securities Act of 1933, as amended, referred to as the Securities Act, or under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

AUDIT COMMITTEE

Donald L. Lucas, Chairman John B. Shoven Roger S. Siboni

FEES BILLED TO CADENCE BY KPMG LLP DURING FISCAL 2002

         The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Cadence’s annual financial statements for the year ended December 28, 2002, and fees billed for other services rendered by KPMG LLP during the 2002 fiscal year.

(in thousands)
Audit fees	$1,441
Audit-related fees	—

Audit and audit-related fees	1,441
Tax fees (1)	289
All other fees (2)	1,067

Total fees	$2,797

(1)	Tax fees consist of fees for tax consultation and international consulting services.
(2)	All other fees relate to an information technology benchmarking study, project management assistance for a third-party software implementation and assistance with documenting policies and procedures for a subsidiary that was proposed to be spun-off. KPMG had been engaged to perform all of these services prior to its appointment as Cadence’s independent auditors on March 22, 2002. Approximately $591,000 of these fees were billed prior to KPMG’s appointment as independent auditors.

         The Audit Committee has determined that the fees for services rendered were compatible with maintaining KPMG LLP’s independence from Cadence.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of Cadence’s common stock as of March 26, 2003, the record date, unless otherwise indicated below, by:

•	all those known by Cadence to be beneficial owners of more than five percent of its common stock;
•	each of the executive officers named in the Summary Compensation Table presented below under “Compensation of Executive Officers — Summary of Compensation”;
•	all directors and nominees; and
•	all current executive officers and directors of Cadence as a group.

	BENEFICIAL
	OWNERSHIP (1)

	NUMBER OF	PERCENT OF
BENEFICIAL OWNER	SHARES	TOTAL

Capital Research and Management Company (2)	23,807,830	8.90%
333 South Hope Street Los Angeles, CA 90071
OppenheimerFunds, Inc. (3)	31,038,125	11.61%
498 Seventh Avenue New York, NY 10018
Oppenheimer Global Fund (4)	18,175,538	6.80%
6803 S. Tucson Way Englewood, CO 80112
H. Raymond Bingham (5)	2,794,174	1.04%
Kevin Bushby (5)	507,513		*
Lavi A. Lev (5)	275,000		*
R.L. Smith McKeithen (5)	472,552		*
William Porter (5)	639,450		*
Susan L. Bostrom (5)	53,125		*
Leonard Y.W. Liu (5)(6)	267,151		*
Donald L. Lucas (5)(7)	427,500		*
Sean M. Maloney (5)	18,750		*
Alberto Sangiovanni-Vincentelli (5)	419,823		*
George M. Scalise (5)	260,000		*
John B. Shoven (5)	406,250		*
Roger S. Siboni (5)	98,125		*
All current executive officers and directors as a group (14 persons) (8)	7,048,477	2.64%

*	Less than 1%

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Cadence believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned by such stockholder. Beneficial ownership of greater than five percent of Cadence’s outstanding common stock reflects ownership as of the most recent date indicated under filings with the SEC as noted below, while beneficial ownership of executive officers and directors is as of March 26, 2003, the record date. Applicable percentages are based on 267,434,442 shares of Cadence common stock outstanding on March 26, 2003, adjusted as required by rules promulgated by the SEC.

(2)	Capital Research and Management Company, or CRMC, filed with the SEC an amended Schedule 13G on February 13, 2003, indicating that CRMC holds 23,807,830 shares for which it has sole investment power. CRMC disclaims beneficial ownership of any shares of Cadence’s common stock deemed to be beneficially owned by CRMC.

(3)	OppenheimerFunds, Inc. filed with the SEC an amended Schedule 13G, dated February 14, 2003, indicating that it holds 31,038,125 shares for which it has shared investment power. OppenheimerFunds, Inc. disclaims beneficial ownership of any shares of Cadence’s common stock deemed to be beneficially owned by OppenheimerFunds, Inc.

(4)	OppenheimerFunds, Inc. filed with the SEC an amended Schedule 13G, dated February 14, 2003, on behalf of the Oppenheimer Global Fund. Oppenheimer Global Fund holds 18,175,538 shares for which it has shared investment power and sole voting power. Such shares are also included in the 31,038,125 shares beneficially owned by OppenheimerFunds, Inc. for which it holds shared investment power, discussed in footnote (3).

(5)	Includes shares which certain executive officers and directors of Cadence have the right to acquire within 60 days after March 26, 2003 pursuant to outstanding options as follows: H. Raymond Bingham, 2,713,223 shares; Kevin Bushby, 506,248 shares; R.L. Smith McKeithen, 460,374 shares; Lavi A. Lev, 275,000 shares; William Porter, 600,456 shares; Susan L. Bostrom, 53,125 shares; Leonard Y. W. Liu, 255,000 shares; Donald L. Lucas, 347,500 shares; Sean M. Maloney, 18,750 shares; Alberto Sangiovanni-Vincentelli, 379,330 shares; George M. Scalise, 250,000 shares; John B. Shoven, 391,250 shares; and Roger S. Siboni, 98,125 shares.

(6)	Includes 3,151 shares beneficially owned by Dr. Liu’s wife.

(7)	Includes 80,000 shares held under a trust agreement for the benefit of Mr. Lucas and his wife.

(8)	Includes 6,745,046 shares which all current executive officers and directors as a group have the right to acquire within 60 days of March 26, 2003 pursuant to outstanding options.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is comprised of three non-employee directors of Cadence. During the fiscal year, the Compensation Committee met three times and was comprised of Dr. Shoven, Ms. Bostrom and Mr. Scalise.

COMPENSATION COMMITTEE POLICY

         At or near the beginning of each fiscal year, the Compensation Committee typically establishes base salary levels and target bonuses for the CEO and other executive officers of Cadence. The Compensation Committee acts on behalf of the Board of Directors to establish the general compensation policy for Cadence’s executive officers. The Compensation Committee administers the equity incentive plans, including the Senior Executive Bonus Plan, Cadence’s stock option plans and stock purchase plans, the 1994 Deferred Compensation Plan and the 1996 Deferred Compensation Venture Investment Plan. The Compensation Committee believes that the compensation of the executive officers should be greatly influenced by Cadence’s performance. Consistent with this philosophy, a designated portion of the compensation of each executive officer is contingent upon corporate performance and adjusted where appropriate, based on an executive officer’s performance against personal performance objectives. Long-term equity incentives for executive officers are provided through grants of stock options under Cadence’s stock option plans. The value of stock options generally can be realized by an executive officer only if the price of common stock increases above its fair market value on the grant date and the executive officer remains employed by Cadence for the period required for the options to vest.

         The base salaries and incentive compensation of, and stock option grants to, the executive officers are determined in part by the Compensation Committee in reliance on surveys of prevailing competitive salaries and equity practices in the technology sector for similar positions and by evaluating those salary standards against the achievement by Cadence of its corporate goals. The cash compensation of Cadence’s executive officers was compared to equivalent data in the Radford Survey and competitive market compensation levels to determine base salary, target bonuses and target total cash compensation. The equity compensation of the executive officers was compared to equivalent data in the iQuantic Survey of prevailing competitive market equity practices to determine stock option grants.

         The Radford Survey and iQuantic Survey companies selected were chosen based upon their similarity to Cadence in terms of product or industry, geography and revenue levels. A significant percentage of the companies in the Radford Survey and iQuantic Survey bases, for instance, had average sales that closely approximate Cadence’s revenue level. A portion of the companies in the S&P Information Technology Sector Index, or S&P TS Index, which is used by Cadence in preparing the stock price performance graph, was included in the Radford Survey and iQuantic Survey. Other S&P TS Index companies, however, were considered too large or of a different business profile, and would have incorrectly increased the market compensation comparisons used to evaluate executive officer salaries. The additional companies in the Radford Survey and iQuantic survey bases were believed to be relevant by Cadence’s independent compensation consultants because they compete for executive talent with Cadence, notwithstanding the fact that they are not included in the S&P TS Index.

2002 EXECUTIVE COMPENSATION

         BASE COMPENSATION. The Radford Survey information, together with the CEO’s recommendation of base salary and target bonus for 2002 for each executive officer other than the CEO, was presented to the Committee in January 2002. The Compensation Committee reviewed the recommendation of the CEO and the Radford Survey data outlined above and established a base salary level effective January 1, 2002 for each executive officer. A specific report regarding CEO compensation is included below.

         INCENTIVE COMPENSATION. The Compensation Committee reviewed the Senior Executive Bonus Plan and the Cadence performance objectives to be used for purposes of bonus determination within the first 45 days of fiscal 2002 for the measurement period consisting of the first six months of 2002, and within the first 45 days of the second half of fiscal 2002 for the measurement period comprising such half. The Compensation Committee assigned a target bonus to each executive officer, which target bonus was either a precise dollar figure or a percentage of the executive officer’s base salary. The Compensation Committee also approved the performance objectives to be used for bonus determination, and the overall structure and mechanics of the Senior Executive Bonus Plan. In February 2003, the Compensation Committee determined 2002 bonus awards for executive officers pursuant to the Senior Executive Bonus Plan. Bonuses were determined with reference to the percentage relationship of actual to targeted realization of the Cadence performance objectives, and were adjusted for individual performance.

         VENTURE INVESTMENTS. Cadence maintains the 1996 Deferred Compensation Venture Investment Plan, or Venture Plan, for its executives, which plan permits participating executives to defer payment of all or part of their salary and/or bonus. Through the 1996 Deferred Compensation Venture Investment Trust, or Venture Trust, the Venture Plan uses all deferred amounts to purchase limited partnership interests in Telos Venture Partners II, L.P., or Telos II. Prior to January 2002, amounts deferred under the Venture Plan were used to purchase limited partnership interests in Telos Venture Partners, L.P., which was closed to new investment in December 2001. Investment in Telos II is the only investment option available to participants in the Venture Trust. Telos II makes venture capital investments in start-up and growth-oriented businesses, with some emphasis on businesses in the semiconductor and software industries.

         Cadence holds the only other limited partnership interest in Telos II. Telos II is managed by its general partner, Telos Management, LLC, an entity in which neither Cadence nor the Venture Trust holds any ownership interest. Cadence does not control or manage Telos II’s affairs, but the Venture Committee of the Board reviews and approves or disapproves investments proposed to be made by Telos II’s general partner for consistency with Telos II’s purposes. Cadence must approve the addition of any limited partners and may also terminate the Telos II partnership. Distributions from Telos II may be in cash or stock.

         During fiscal 2002, there were no distributions in cash or stock by the Venture Trust to any participating Cadence executive officer or director. Cadence’s executive officers deferred compensation payable in 2002 to invest in the Venture Trust as follows: Mr. Bingham, $418,066; Mr. McKeithen, $72,450; and Mr. Porter, $284,183. These amounts include bonus compensation for 2001 for which payment was deferred in 2002.

         STOCK OPTIONS. Stock options typically have been granted to executives when the executive joins Cadence, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Compensation Committee also grants stock options to executives to provide ongoing incentives. The number of shares subject to each stock option granted is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive’s peer group. The iQuantic Survey data was also used for general comparison purposes in determining stock option grants to executives. In fiscal 2002, the Compensation Committee, in its discretion, granted stock options to all of the Named Executive Officers. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of Cadence’s common stock on the date of grant. The stock options have a ten-year term.

2002 CEO COMPENSATION

         Compensation for the CEO is determined through a process similar to that discussed above for the other executive officers.

         Mr. Bingham’s base salary, target bonus, performance objectives and schedule of adjustment to the target bonus were established by the Committee within the first 45 days of fiscal 2002 for the measurement period consisting of the first six months of 2002, and within the first 45 days of the second half of fiscal 2002 for the measurement period comprising such half. Mr. Bingham’s base salary level and target bonus were based upon the Compensation Committee’s discretionary evaluation of a number of factors, including the Radford Survey. For fiscal 2002, the Compensation Committee established Mr. Bingham’s base salary at $850,000 and awarded Mr. Bingham a cash bonus of $847,515. Mr. Bingham’s bonus was determined with reference to the percentage relationship of actual to targeted realization of Cadence’s performance objectives, adjusted upwards in recognition of Mr. Bingham’s individual performance.

         Mr. Bingham was awarded a stock option grant on January 18, 2002 for 500,000 shares of Cadence common stock. With respect to the stock option grant, the Compensation Committee, in determining the size of the award, took into account market data from companies similar to Cadence, the iQuantic Survey, and the number of options previously awarded to Mr. Bingham.

         Mr. Bingham also participated in the Venture Plan as described above.

AMENDMENT AND RESTATEMENT OF THE 1994 DEFERRED COMPENSATION PLAN

         Effective November 2002, the Compensation Committee amended and restated Cadence’s 1994 Deferred Compensation Plan, referred to as the Plan, to allow certain executives and directors to defer income realized upon the exercise of non-qualified Cadence stock options in addition to other forms of compensation such individuals were entitled to defer under the Plan prior to the Plan’s amendment. Under the Plan, an eligible optionee, as designated by the Compensation Committee, may elect to defer the income, provided that this election is made at least six months before the exercise date of the non-qualified options. On the exercise date, the optionee attests that, as of the exercise date, he or she has owned shares for at least six months with a fair market value equal to the exercise price of the options. Cadence then credits the optionee’s account under the Plan with a number of Cadence common shares equal in value to the difference between the option exercise price and the fair market value of the shares on the exercise date. The Plan will, at a future time designated by the optionee, distribute the Cadence shares and any income earned thereon, the entire value of which is taxable to the optionee as ordinary compensation income at the time of the distribution. As a result, the Plan allows the optionee to defer until a specified date in the future the ordinary income tax that would otherwise be immediately incurred upon the exercise of a non-qualified stock option. In 2002, Mr. Bingham and Dr. Liu each elected to defer the gain to be realized upon the exercise of certain non-qualified stock options pursuant to the Plan as described above.

COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986

         The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended. Section 162(m) limits deductions for certain executive compensation in excess of $1,000,000 in any given year. Certain types of compensation are deductible only if performance criteria are specified in detail and payments are contingent on stockholder approval of the compensation arrangement. Cadence attempts to structure compensation arrangements to achieve deductibility under Section 162(m), unless the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives. The Compensation Committee will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Compensation Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m). Thus, deductibility will not be the sole factor used by the Compensation Committee in ascertaining appropriate levels or modes of compensation. The Compensation Committee believes that all compensation realized in 2002 by the executive officers is deductible under Section 162(m), except for a portion of Mr. Bingham’s bonus, which reflects an adjustment for personal performance.

         The foregoing Compensation Committee Report on Executive Compensation will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Cadence specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE

John B. Shoven, Chairman
Susan L. Bostrom
George M. Scalise

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Dr. Shoven, Ms. Bostrom and Mr. Scalise. No member of the Compensation Committee is or ever was an officer or employee of Cadence or any of its subsidiaries. No member of the Compensation Committee is, or was during 2002, an executive officer of another company whose board of directors has a comparable committee on which one of Cadence’s executive officers serves.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

         The following table shows, for fiscal years 2002, 2001 and 2000, compensation awarded or paid to, or earned by, Cadence’s five most highly compensated executive officers at December 28, 2002, including Cadence’s Chief Executive Officer, referred to in this proxy statement as the Named Executive Officers:

SUMMARY COMPENSATION TABLE

				Long Term
		Annual		Compensation Awards
		Compensation (1)
				Number Of Securities	All Other
Name And Principal Position	Year	Salary ($)	Bonus ($)	Underlying Options (#)	Compensation (2) ($)

H. Raymond Bingham	2002	850,032	847,515	500,000	6,000
President and	2001	850,032	1,468,250	0	5,100
Chief Executive Officer	2000	700,027	1,225,000	850,000	5,100
Kevin Bushby	2002	460,621	445,401	400,000	115,895
Executive Vice President,	2001	448,107	797,702	150,000	182,838
Worldwide Field Operations	2000	315,189	601,348	150,000	114,049
Lavi A. Lev (3)	2002	350,013	236,977	350,000	250,000
Executive Vice President,	2001	335,429	330,625	300,000	0
IC Solutions	2000	—	—	—	—
R.L. Smith McKeithen	2002	350,013	277,532	50,000	6,000
Senior Vice President,	2001	349,847	455,602	100,000	5,100
General Counsel and Secretary	2000	300,011	262,500	100,000	5,100
William Porter	2002	400,015	190,831	150,000	6,000
Senior Vice President and	2001	400,015	465,750	100,000	5,100
Chief Financial Officer	2000	350,013	437,500	0	5,100

(1)	Includes amounts deferred pursuant to Section 401(k) of the Code, Cadence’s 1996 Deferred Compensation Venture Investment Plan, Cadence’s 1994 Deferred Compensation Plan and the Cadence UK Employee Benefit Trust 2002.

(2)	Represents Cadence’s contributions to 401(k) savings plan for each executive, except Mr. Bushby and Mr. Lev. In 2002, also includes for Mr. Lev $250,000 for partial forgiveness of a real estate loan. In 2002, also includes for Mr. Bushby, car allowance in the amount of $22,650 and payments in lieu of a United Kingdom pension plan of $93,245. In 2001, includes Mr. Bushby’s car allowance in the amount of $21,659 and payments in lieu of a United Kingdom pension plan of $161,179. In 2000, includes Mr. Bushby’s car allowance in the amount of $22,395 and payments in lieu of a United Kingdom pension plan of $91,654.

(3)	Mr. Lev commenced employment with Cadence in January 2001.

STOCK OPTION GRANTS AND EXERCISES

         During the fiscal year ending December 28, 2002, Cadence granted options to its executive officers under Cadence’s stock option plans. The following tables show, for the fiscal year, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

	Individual Grants
					Potential Realizable Value
		% of Total			at Assumed Annual Rates
	Number of	Options			of Stock Price
	Securities	Granted to			Appreciation
	Underlying	Employees in	Exercise or		for Option Term(1)
	Options	Fiscal	Base Price	Expiration
Name	Granted(#)(2)	Year	($/Sh)	Date	10%($)	5%($)

H. Raymond Bingham	500,000	2.921	20.99	1/18/12	16,772,343	6,598,677
Kevin Bushby	200,000	1.169	20.99	1/18/12	6,688,937	2,639,471
	200,000	1.169	12.63	7/31/12	4,024,200	1,587,959
Lavi A. Lev	150,000	0.876	20.99	1/18/12	5,016,703	1,979,603
	200,000	1.169	12.63	7/31/12	4,024,200	1,587,959
R.L. Smith McKeithen	50,000	0.292	12.63	7/31/12	1,006,050	396,990
William Porter	150,000	0.876	20.99	1/18/12	5,016,703	1,979,603

(1)	Calculated on the assumption that the market value of the underlying stock increases at the stated values compounded annually for the term of the option.

(2)	These option grants generally vest at the rate of 1/48 of the shares subject to the option each month following the grant date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND
FISCAL YEAR-END OPTION VALUES

			Number of Securities
			Underlying Unexercised	Value of Unexercised
	Shares		Options at 12/28/02	In-the-Money Options at
	Acquired on	Value Realized	Exercisable/	12/28/02 Exercisable/
Name	Exercise(#)	($)	Unexercisable(#)	Unexercisable($)(1)

H. Raymond Bingham	100,000	1,965,538	2,460,723/0	1,828,635/0
Kevin Bushby	27,500	273,832	407,499/0	0/0
Lavi A. Lev	0	0	186,458/0	0/0
R.L. Smith McKeithen	30,000	189,375	412,457/0	0/0
William Porter	0	0	524,290/0	202,525/0

(1)	The fair market value of Cadence common stock at December 28, 2002 ($12.20) less the exercise price for the options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT

AND CHANGE-OF-CONTROL AGREEMENTS

EMPLOYMENT AGREEMENT WITH H. RAYMOND BINGHAM

         Effective April 26, 1999, Cadence entered into an employment agreement, referred to as the Employment Agreement, with Mr. Bingham, which agreement superseded employment agreements with Mr. Bingham entered into in May 1993 and November 1997. The Employment Agreement provides, among other things, for Mr. Bingham’s employment as President and Chief Executive Officer at an initial base salary of $700,000 per year, which the Compensation Committee may increase from time to time. Under the Employment Agreement, Mr. Bingham is also eligible for participation in Cadence’s Senior Executive Bonus Plan at an annual target bonus equal to his base salary each year. The Employment Agreement also provided for the grant of a stock option for 850,000 shares of common stock. The option was granted to Mr. Bingham on May 7, 1999. The Employment Agreement also provides for Cadence’s indemnification of Mr. Bingham in accordance with the terms of the indemnification agreement entered into between Cadence and Mr. Bingham. Additionally, the Employment Agreement provides that Mr. Bingham will receive such benefits as the Board of Directors may, from time to time, determine to provide for Cadence’s key executives.

         Under the Employment Agreement, Mr. Bingham’s employment by Cadence terminates immediately upon Mr. Bingham’s receipt of a written notice of termination by Cadence, upon Cadence’s receipt of written notice of termination by Mr. Bingham, or upon Mr. Bingham’s permanent disability or death. In the event of termination of his employment other than

•	for “cause”, such as Mr. Bingham’s gross misconduct, fraud, or material breach,
•	on account of Mr. Bingham’s permanent disability, or
•	by Mr. Bingham’s voluntary termination for other than “good reason,” which term includes an involuntary demotion, an involuntary reduction in compensation (including base compensation, fringe benefits or target bonus) of more than 10%, or an involuntary relocation of more than 30 miles, the Employment Agreement provides that Cadence will pay an amount equal to 180% of one year’s base salary and annual target bonus at the time of termination to Mr. Bingham in one lump sum payment. Mr. Bingham would also continue to receive all health, disability and life insurance coverage for a 12-month period after termination of employment. Additionally, all of the unvested options held by Mr. Bingham on the date of such termination that would have vested over the succeeding 30 month period, except any performance-based options, will immediately vest and become exercisable in full. The options will remain exercisable for the period specified in such option agreements.

         Should a change of control in the ownership of Cadence occur, and Mr. Bingham’s employment with Cadence is terminated other than

•	for cause,
•	total disability or death, or
•	by a voluntary termination by Mr. Bingham, for other than good reason,

in each case within 13 months after a change of control, then the Employment Agreement provides that

•	Cadence will pay in one lump sum an amount equal to 250% of one year’s base salary and annual target bonus for Mr. Bingham at the time of his termination, as in effect immediately before his termination, and
•	all unvested options held by Mr. Bingham on the date of such change of control will immediately vest and become exercisable in full and will remain exercisable for the period specified in the relevant option agreements.

         Under the Employment Agreement, change of control means the occurrence of any of the following:

•	the dissolution or liquidation of Cadence,
•	the sale, lease or other disposition of all or substantially all of Cadence’s assets,
•	a merger or consolidation in which Cadence is not the survivor and the Cadence stockholders immediately before the merger or consolidation fail to possess ownership of more than 80% of the voting power of the securities of the survivor,

•	a merger or consolidation in which Cadence is the survivor and the Cadence stockholders immediately before the merger or consolidation fail to possess ownership of more than 80% of Cadence’s securities,
•	any transaction or transactions after which any person, excluding any employee benefit plan, or related trust, sponsored or maintained by Cadence or its subsidiary, becomes the beneficial owner of Cadence voting securities representing 20% or more of the combined voting power of all of Cadence’s voting securities, or
•	if the individuals who, as of the date immediately following Cadence’s 1999 Annual Meeting of Stockholders, are members of the Board, referred to as the Incumbent Board, cease for any reason to constitute at least 50% of the Board. If the election, or nomination for election by Cadence’s stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall be considered to be a member of the Incumbent Board.

         In the event that the severance and other benefits provided to Mr. Bingham constitute “parachute payments” subject to federal excise tax, then Mr. Bingham’s benefits under the change of control provisions of the Employment Agreement will be payable either in full or as to such lesser amount which would result in no excise tax, whichever amount leaves Mr. Bingham with the greatest amount of benefits on an after-tax basis.

CHANGE-OF-CONTROL AGREEMENTS

         Cadence has entered into a change-of-control agreement with each of Kevin Bushby, Lavi A. Lev, R.L. Smith McKeithen and William Porter, referred to in this and the next paragraph as the Executives. Under these agreements, change of control means the occurrence of any of the following:

•	a change in the beneficial ownership of more than 50% of the total voting power of Cadence’s then outstanding securities,
•	a change of more than 50% of the Board within a two-year period,
•	a merger or consolidation with another corporation, other than a merger or consolidation which would result in the voting securities of Cadence immediately before the merger or consolidation continuing to represent more than 50% of the total voting securities after the merger or consolidation, or
•	the sale or disposition of all or substantially all of Cadence’s assets.

If a change of control of Cadence occurs and the Executive’s employment with Cadence is terminated within 13 months after the change of control other than:

•	for cause, such as the Executive’s gross misconduct, fraud or improper disclosure or use of confidential business information,
•	the Executive’s total and permanent disability or death, or
•	by a voluntary termination by the Executive for other than “good reason”, which includes an involuntary relocation of more than 50 miles, a reduction in base salary and target bonus of more than 10% and a material reduction in the Executive’s duties and responsibilities, then Cadence will pay to the Executive an amount equal to one year of his base salary at the time of termination in one lump sum payment. Cadence will also pay the Executive’s target bonus for the year of termination as in effect immediately before the termination. Additionally, all unvested Cadence options held by the Executive on the date of the change of control will immediately vest and become exercisable in full and will remain exercisable for the period specified in the relevant option agreements.

         If any of the severance and other benefits provided to an Executive constitute “excess parachute payments” subject to federal excise tax, then the Executive, in his sole discretion, may elect to reduce the amounts payable under the change-of-control agreement or to have any portion of the applicable options or restricted stock not vest to avoid any “excess parachute payment.”

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about Cadence’s equity compensation plans, including its option plans and employee stock purchase plans, as of the end of fiscal year 2002.

			Number of securities
			remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of outstanding	exercise price of	plans (excluding
	options, warrants and	outstanding options,	securities reflected in
	rights	warrants and rights	column (a))
Plan Category	(#)(a)	($)(b)	(#)(c)

Equity compensation plans approved by security holders	8,151,433(1)	$16.23	11,934,912(2)
Equity compensation plans not approved by security holders	52,865,349(3)(4)	$18.20	28,171,258(5)

Total	61,016,782	$17.94	40,106,170

(1)	This excludes purchase rights accruing under Cadence’s Amended and Restated Employee Stock Purchase Plan, referred to as the Employee Plan, and Cadence’s 2001 Employee Stock Purchase Plan, referred to as the 2001 Plan, for which remaining available rights are included in column (c). Under the Employee Plan, each eligible employee may purchase shares of Cadence common stock at six-month intervals during 24-month offering periods at a purchase price per share equal to 85% of the lower of the fair market value of Cadence common stock on (i) the first day of the offering period, or (ii) the last day of the applicable purchase period.

(2)	This includes 266,449 shares available for issuance under the Employee Plan, excluding shares subject to the amendment proposed for stockholder approval at the 2003 annual stockholders meeting, and 1,500,335 shares available for issuance at the end of fiscal year 2002 under the 2001 Plan, which was terminated on January 31, 2003. Shares may no longer be issued under the 2001 Plan.

(3)	This excludes an aggregate of 6,870,455 shares representing shares subject to options assumed in connection with acquisitions at a weighted average exercise price of $9.31. No additional options may be granted under the assumed plans.

(4)	This excludes purchase rights accruing under Cadence’s Non-Qualified Employee Stock Purchase Plan, referred to as the 2001 Non-Qualified ESPP, for which shares remaining available for issuance are included in column (c).

(5)	This includes 652,458 shares available for issuance under the 2001 Non-Qualified ESPP and 1,294,501 shares registered under Cadence’s SPC Plan based on an estimate of the number of shares to be issued pursuant to the SPC Plan at the end of fiscal year 2002 (see the plan description below).

         Cadence’s 1993 Non-Statutory Stock Option Plan, referred to as the 1993 Plan, provides for the issuance of non-qualified options to Cadence employees and consultants who are not executive officers, directors or beneficial owners of 10% or more of Cadence common stock. The total number of shares reserved for issuance under the 1993 Plan is 24,750,000, which shares may be purchased at an exercise price not less than the fair market value of the stock on the grant date. Options to purchase 5,264,461 shares were outstanding under the 1993 Plan as of the end of fiscal year 2002 with a weighted average exercise price of $12.16 and 1,439,202 shares remain available for grant. Options granted under the 1993 Plan become exercisable over a four-year period, with one-fourth of the shares vesting one year from the vesting commencement date, and the remaining shares vesting in 36 equal monthly installments thereafter. Options under the 1993 Plan generally expire ten years from the grant date.

         Cadence’s 1997 Nonstatutory Stock Option Plan, referred to as the 1997 Plan, provides for the issuance of non-qualified options to Cadence employees and consultants who are not executive officers, directors or beneficial owners of 10% or more of Cadence common stock. 30,000,000 shares are reserved for issuance under the 1997 Plan, which shares may be purchased at an exercise price not less than the fair market value of the stock on the grant date. Options to purchase 13,618,536 shares were outstanding under the 1997 Plan as of the end of fiscal year 2002 with a weighted average exercise price of $16.44 and 9,516,472 shares remain available for grant. Options granted under the 1997 Plan become exercisable over periods of up to five years, generally with one-fifth of the shares vesting one year from the vesting commencement date with respect to initial grants, and the remaining shares vesting in 48 equal monthly installments thereafter. Options under the 1997 Plan generally expire ten years from the grant date.

         Cadence’s 2000 Non-Statutory Equity Incentive Plan, referred to as the 2000 Plan, provides for the issuance of non-qualified options, stock bonuses and rights to acquire restricted stock to its employees and consultants who are not executive officers, directors or beneficial owners of 10% or more of Cadence common stock. The total number of shares reserved for issuance under the 2000 Plan is 50,000,000. Options to purchase 33,982,352 shares were outstanding under the 2000 Plan as of the end of fiscal year 2002 with a weighted average exercise price of $19.84 and 15,268,625 shares remain available for grant. Options granted under the 2000 Plan have an exercise price not less than the fair market value of the stock on the date of grant and become exercisable over a period of up to four years, generally with one-fourth of the shares vesting one year from the vesting commencement date with respect to initial grants, and the remaining shares vesting in 36 equal monthly installments thereafter. Options under the 2000 Plan generally expire ten years from the date of grant.

         Under Cadence’s 2001 Non-Qualified ESPP, eligible employees, which are generally Cadence’s non-U.S. employees, may purchase shares of Cadence common stock during offering periods (not to exceed 27 months) and on purchase dates as determined by the Board. The purchase price of such shares is equal to 85% of the lower of the fair market value of Cadence common stock on (i) the first day of the offering period, or (ii) the last day of the applicable purchase period. The total shares authorized under the 2001 Non-Qualified ESPP is 750,000 and as of the end of fiscal year 2002, 652,458 shares remained available for issuance.

         Cadence’s SPC Plan provides for the issuance of restricted shares of Cadence common stock to former employees of Silicon Perspective Corporation, or SPC, who are now Cadence employees upon the satisfaction of certain performance based criteria for the payment of additional purchase consideration in connection with Cadence’s acquisition of SPC. Restricted shares were first issued under the SPC Plan in February 2003 and 50% of such issued shares vested immediately. The remaining 50% vests in 12 equal monthly installments beginning in January 2003 and will be fully vested on December 31, 2003. The second issue date is on or before February 15, 2004, and such issued shares, if any, will be fully vested as of December 31, 2003. While the SPC Plan terms do not specify an exact number of shares, Cadence expects that, upon achievement of the performance criteria, an aggregate of 2,794,500 shares will be issued under the SPC Plan.

PERFORMANCE MEASUREMENT COMPARISON

         The following graph shows the total stockholder return of an investment of $100 in cash on December 31, 1995 for:

•	Cadence’s common stock,
•	the Standard & Poor’s 500 Composite Index (referred to as the S&P 500),
•	the NASDAQ Stock Market (U.S.), and
•	the Standard & Poor’s Information Technology Sector Index.

         All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year.

         Comparison is made to the NASDAQ Stock Market because the NASDAQ is a well-known index that is commonly associated with technology firms such as Cadence. In addition, Cadence management uses the NASDAQ internally as a benchmark against which the performance of Cadence common stock is measured.

         This section of the proxy statement is not soliciting material, is not deem filed with the SEC and is not to be incorporated by reference in any filing of Cadence under the Securities Act or the Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

CUMULATIVE TOTAL RETURN

	12/95	12/96	12/97	12/98	12/99	12/00	12/01	12/02

CADENCE DESIGN SYSTEMS, INC	100	141.07	175.00	212.50	171.43	196.43	156.57	87.00
S&P 500	100	122.96	163.98	210.84	255.22	231.98	204.41	159.23
NASDAQ STOCK MARKET (US)	100	123.02	150.68	212.45	394.02	237.20	188.18	130.08
S&P INFORMATION TECHNOLOGY SECTOR	100	143.87	184.92	329.43	588.82	347.98	257.97	161.45

COMPARISON OF 7 YEAR CUMULATIVE TOTAL RETURN

AMONG CADENCE DESIGN SYSTEMS, INC.,
THE S&P 500 INDEX, THE NASDAQ STOCK MARKET (US) INDEX
AND THE S&P INFORMATION TECHNOLOGY SECTOR INDEX

SOURCE: RESEARCH DATA GROUP

CERTAIN TRANSACTIONS

         All transactions in fiscal 2002 and 2003 to date between Cadence and any executive officer or director who was an executive officer or director at the time the transaction was entered into have been approved by a majority of the disinterested members of the Board of Directors, or in the case of an executive officer, by the Compensation Committee. These transactions are described under “Compensation of Directors,” “Employment Contracts, Termination of Employment and Change-of-Control Agreements.”

         Pursuant to Mr. Lev’s offer of employment, in February 2001, Cadence extended to Mr. Lev an interest free real estate loan for $500,000, due on February 6, 2003. Pursuant to the terms of the promissory note dated February 6, 2001, $250,000 of the loan was to be forgiven on each of the first and second anniversary dates of the note, provided that Mr. Lev had been continuously employed by Cadence during those periods. On February 6, 2002, $250,000 of the loan was forgiven and on February 6, 2003, the remaining $250,000 was forgiven pursuant to the terms of the note.

         On March 1, 2003, 849 College Avenue, Inc., a subsidiary of Cadence, entered into a one year housing lease with Mr. Bushby for residential property owned by the subsidiary with aggregate annual rental payments of $90,000, comprised of $7,500 monthly rental payments, determined to be the fair market value rental rate for such property by an independent party. The lease can be extended by Mr. Bushby for up to three one-year periods, and can be terminated by either party upon 180 days prior written notice. Mr. Bushby also has an option to purchase the property at any time during the lease for a price equal to the greater of the property’s fair market value or the purchase price originally paid by the Cadence subsidiary.

INDEMNIFICATION AGREEMENTS

         Cadence’s Bylaws provide that Cadence will indemnify its directors, officers and employees to the fullest extent permitted by the Delaware General Corporation Law. Cadence’s Bylaws also authorize the Board to cause Cadence to enter into indemnification contracts with its directors, officers and employees and to purchase insurance on behalf of any person it is permitted to indemnify. Pursuant to these Bylaw provisions, Cadence has entered into indemnity agreements with each of its directors and executive officers, and has purchased insurance on behalf of the directors and executive officers as well.

         Each indemnity agreement provides, among other things, that Cadence will indemnify each such individual to the extent provided in the agreement, for expenses, witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that such individual becomes legally obligated to pay because of any claim or claims made against or by him or her in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitral, administrative or investigative, to which such individual is or may be made a party by reason of his or her position as a director, officer, employee or other agent of Cadence, and otherwise as may be provided to such individual by Cadence under the non-exclusivity provisions of the Delaware General Corporation Law and Cadence’s Bylaws.

OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the directors and executive officers of Cadence, and persons who own more than ten percent of a registered class of Cadence’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Cadence with copies of all Section 16(a) forms they file.

         To Cadence’s knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers and directors and greater than ten percent beneficial owners were complied with, except that a Form 5 “Annual Statement of Changes in Beneficial Ownership” for Mr. Sangiovanni-Vincentelli for the period ending December 31, 2001 was amended on January 29, 2002 to report a previously unreported gift of shares in December 2000 and that a Form 4 “Statement of Changes in Beneficial Ownership” for Mr. Bingham for a transaction in February 2002 was amended and filed on March 11, 2002 to correct the omission of an option grant received in January 2002.

STOCKHOLDER PROPOSALS

         From time to time, Cadence stockholders submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to the Board of Directors. Under Rule 14a-8 of the Exchange Act, certain stockholder proposals may be eligible for inclusion in Cadence’s proxy statement and form of proxy in connection with our 2004 Annual Meeting of Stockholders. Stockholder proposals must be submitted in writing to the Secretary of Cadence no later than December 8, 2003 to be included in the proxy statement and form of proxy relating to Cadence’s 2004 Annual Meeting of Stockholders. The submission of a stockholder proposal does not guarantee that it will be included in Cadence’s proxy statement and form of proxy.

         Alternatively, under Cadence’s Bylaws, any nominations or proposals which the stockholder does not seek to include in Cadence’s proxy statement and form of proxy pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing to Cadence’s Corporate Secretary no later than February 21, 2004, nor earlier than January 22, 2004, and must otherwise satisfy the requirements of Cadence’s Bylaws. If the date of the 2004 Annual Meeting of Stockholders changes by more than 30 days from the date of the anniversary of the 2003 Annual Meeting, such stockholder proposals or nominations must be submitted in writing to Cadence’s Corporate Secretary no later than 10 days following the first public announcement of the date of the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, Cadence may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination submitted by a stockholder.

OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

R.L. Smith McKeithen
Secretary

April 7, 2003

         A COPY OF CADENCE’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 28, 2002 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, CADENCE DESIGN SYSTEMS, INC., 2655 SEELY AVENUE, SAN JOSE, CALIFORNIA 95134.

APPENDIX A

CADENCE DESIGN SYSTEMS, INC.

1995 DIRECTORS STOCK OPTION PLAN

1.      PURPOSE.

         (a)      The purpose of the 1995 Directors Stock Option Plan (the “Plan”) is to provide a means by which each director of Cadence Design Systems, Inc., a Delaware corporation (the “Company”), who is not otherwise at the time of grant an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a “Non-Employee Director”) will be given an opportunity to purchase stock of the Company through the grant of options.

         (b)      The word “Affiliate” as used in the Plan means any corporation or other entity which is controlled by the Company, which controls the Company, or which is under common control with the Company.

         (c)      The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d)      No option granted under the Plan is intended to be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.      ADMINISTRATION.

         (a)      The Plan shall be administered by the Board of Directors of the Company (the “Board”) unless and until the Board delegates administration to a committee, as provided in section 2(c).

         (b)      The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan, to construe, interpret and administer the Plan and options granted under the Plan, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option, in a manner and to the extent it shall deem necessary or desirable to make the Plan fully effective. All decisions of the Board on such matters shall be final, binding and conclusive on all persons having an interest in such decision.

         (c)      The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.      SHARES SUBJECT TO THE PLAN.

         (a)      The number of shares of the Company’s $.01 par value common stock (the “Common Stock”) that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate two million five hundred fifty thousand (2,550,000) shares of Common Stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for issuance under the Plan. The number of shares of Common Stock authorized for issuance under the Plan shall be subject to and adjusted by the provisions of Section 10 relating to adjustments in the capital structure of the Company.

         (b)      The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.      ELIGIBILITY.

         Options shall be granted only to Non-Employee Directors of the Company.

5.      NON-DISCRETIONARY GRANTS.

         (a)      Each person who first becomes a Non-Employee Director after October 3, 1995 shall automatically be granted an option to purchase shares of the Common Stock on the terms and conditions set forth herein. Prior to May 15, 1997 the number of shares of the Common Stock which shall be subject to an option granted pursuant to this section 5(a) shall be equal to seven thousand five hundred (7,500) multiplied by the number of calendar quarters occurring between the date on which such person begins serving as a director of the Company and the first July 1 occurring after the date such person becomes a director of the Company. On and after May 15, 1997 and prior to October 19, 1997 the number of shares of the Common Stock which shall be subject to an option granted pursuant to this section 5(a) shall be equal to seven thousand five hundred (7,500) multiplied by the number of calendar quarters occurring between the date on which such person begins serving as a director of the Company and the first April 1 occurring after the date such person becomes a director of the Company. On and after October 19, 1997 the number of shares of the Common Stock which shall be subject to an option granted pursuant to this section 5(a) shall be equal to six thousand two hundred fifty (6,250) multiplied by the number of calendar quarters occurring between the date on which such person begins serving as a director of the Company and the first April 1 occurring after the date such person becomes a director of the Company. If a person becomes a Non-Employee Director during a calendar quarter, he or she shall be treated as serving as a director of the Company for the entire such calendar quarter only if he or she becomes a Non-Employee Director during the first half of such calendar quarter.

         (b)      On July 1, 1996 each person who on that date is then a Non-Employee Director shall automatically be granted an annual option to purchase thirty thousand (30,000) shares of Common Stock on the terms and conditions set forth herein. On July 1, 1997 each person who on that date is then a Non-Employee Director shall automatically be granted an annual option to purchase twenty-two thousand five hundred (22,500) shares of Common Stock on the terms and conditions set forth herein. On April 1 of each year, commencing with April 1, 1998, each person who on that date is then a Non-Employee Director shall automatically be granted an annual option to purchase twenty five thousand (25,000) shares of Common Stock on the terms and conditions set forth herein. If the Non-Employee Director is an “Active Board Member” on the date the annual option is granted but is not then serving as the Chairman of the Board, then such director shall automatically be granted an option to purchase (i) an additional eleven thousand two hundred fifty (11,250) shares of Common Stock on the terms and conditions set forth herein if the annual option is granted on July 1, 1997, (ii) an additional fifteen thousand (15,000) shares of Common Stock on the terms and conditions set forth herein on each annual option grant date occurring before October 19, 1997, and (iii) an additional twelve thousand five hundred (12,500) shares of Common Stock on the terms and conditions set forth herein on each annual option grant date occurring on or after October 19, 1997. If the Non-Employee Director is serving as the Chairman of the Board on the date the annual option is granted, then such director shall automatically be granted an option to purchase (i) an additional twenty-two thousand five hundred (22,500) shares of Common Stock on the terms and conditions set forth herein if the annual option is granted on July 1, 1997, (ii) an additional thirty thousand (30,000) shares of Common Stock on the terms and conditions set forth herein on each annual option grant date occurring before October 19, 1997, and (iii) an additional twenty five thousand (25,000) shares of Common Stock on the terms and conditions set forth herein on each annual option grant date occurring on or after October 19, 1997. An “Active Board Member” shall be defined as a Non-Employee Director who is the chairman of one committee of the Board and is serving as a member of at least one additional committee of the Board.

         (c)      In addition to the other options specified in section 5, each Non-Employee Director who serves on the Venture Committee of the Board on or after October 3, 1995 shall be granted one (but no more than one) Venture Committee membership option as follows, and each Non-Employee Director who serves as chairman of the Venture Committee of the Board on or after October 3, 1995 shall be granted, in addition to the one-time Venture Committee membership option, one (but no more than one) Venture Committee chairman’s option as follows:

                  (i)       Each Non-Employee Director who on October 3, 1995 is serving as a member of the Venture Committee of the Board shall automatically receive on October 3, 1995 a Venture Committee membership option to purchase forty-five thousand (45,000) shares of Common Stock on the terms and conditions set forth herein.

                  (ii)      The Non-Employee Director who on October 3, 1995 is serving as the chairman of the Venture Committee of the Board shall automatically receive on October 3, 1995 a Venture Committee chairman’s option to purchase an additional forty-five thousand (45,000) shares of Common Stock on the terms and conditions set forth herein.

                  (iii)            Each Non-Employee Director who is selected for the first time to serve on the Venture Committee after October 3, 1995 but before October 19, 1997 automatically shall, upon the date of his or her initial selection to serve on the Venture Committee, be granted a Venture Committee membership option to purchase forty-five thousand (45,000) shares of Common Stock on the terms and conditions set forth herein.

                  (iv)           Each Non-Employee Director who is selected for the first time to serve on the Venture Committee on or after October 19, 1997 automatically shall, upon the date of his or her initial selection to serve on the Venture Committee, be granted a Venture Committee membership option to purchase thirty-three thousand seven hundred fifty (33,750) shares of Common Stock on the terms and conditions set forth herein.

                  (v)       Each Non-Employee Director who is selected for the first time to serve as the chairman of the Venture Committee after October 3, 1995 but before October 19, 1997 automatically shall, upon the date of his or her initial selection to serve as the chairman of the Venture Committee, be granted a Venture Committee chairman’s option to purchase an additional forty-five thousand (45,000) shares of Common Stock on the terms and conditions set forth herein.

                  (vi)      Each Non-Employee Director who is selected for the first time to serve as the chairman of the Venture Committee after October 19, 1997 automatically shall, upon the date of his or her initial selection to serve as the chairman of the Venture Committee, be granted a Venture Committee chairman’s option to purchase an additional thirty-three thousand seven hundred fifty (33,750) shares of Common Stock on the terms and conditions set forth herein.

         The Venture Committee options provided under this section 5(c) are not subject to adjustment as provided in section 5(a).

         (d)      (i)       Subject to section 5(d)(iii), on January 30, 1996 and January 30, 1997 each Non-Employee Director who on that date is then serving as the Chairman of the Board and has completed five (5) years of service as the Chairman of the Board shall automatically receive an option to purchase one hundred thirty-five thousand (135,000) shares of Common Stock on the terms and conditions set forth herein.

                  (ii)      Subject to section 5(d)(iii), on January 30 of each year, commencing with January 30, 1998, each Non-Employee Director who on that date is then serving as the Chairman of the Board and has completed five (5) years of service as the Chairman of the Board shall automatically receive an option to purchase one hundred one thousand two hundred fifty (101,250) shares of Common Stock on the terms and conditions set forth herein.

                  (iii)      No Non-Employee Director shall receive more than one grant under section 5(d).

         (e)      If an option would otherwise automatically be granted on or after October 3, 1995 to a Non-Employee Director under the terms of the Company’s 1993 Directors Option Plan (the “1993 Directors Plan”), but cannot be granted in full because there are insufficient shares of Common Stock remaining in the share reserve for the 1993 Directors Plan which neither have been issued nor are then subject to the term of an outstanding option previously granted under the 1993 Directors Plan, then an option shall automatically be granted on the same date to such Non-Employee Director on the terms and conditions set forth herein. The number of shares of Common Stock which shall be subject to such an option shall be that number of shares which would otherwise have been subject to the option granted under the 1993 Directors Plan on the same date, but as to which such an option may not be granted under the 1993 Directors Plan to such Non-Employee Director solely because of the lack of sufficient uncommitted shares in the share reserve of the 1993 Directors Plan as described above.

6.      OPTION PROVISIONS.

         Each option shall be subject to the following terms and conditions:

         (a)      The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ten (10) years from the date of grant (the “Expiration Date”). In any and all circumstances, an option may be exercised only as to no more than that number of shares as to which it is exercisable at the time in question under the provisions of section 6(e).

         (b)      The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted. The “fair market value” of the Common Stock shall be the mean average of the closing price of the Company’s common stock for each of the last twenty trading days prior to the date of the grant of the option on the national securities exchange, national market system or other trading market on which the Company’s common stock has the highest average trading volume.

         (c)      The optionholder may elect to make payment of the exercise price under one of the following alternatives:

                  (i)       Payment of the exercise price per share in cash (by check) at the time of exercise; or

                  (ii)      Provided that at the time of the exercise the Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of Common Stock already owned by the optionholder for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the last day on which the Common Stock was actively traded preceding the date of exercise;

                  (iii)      Payment by the delivery of the optionholder’s full recourse promissory note on such terms as may be determined by the Board which are not inconsistent with the terms of the Plan; or

                  (iv)      Payment by a combination of the methods of payment specified in sections 6(c)(i) through 6(c)(iii) above.

         For purposes of section 6(c)(ii), the “fair market value” of Common Stock shall be the closing price of such stock on the last trading day preceding the date of delivery of such Common Stock to the Company on the national securities exchange, national market system or other trading market on which the Common Stock has the highest average trading volume. If the optionholder uses a promissory note as partial payment of the exercise price pursuant to section 6(c)(iii), then such principal amount of such note may not exceed the maximum amount permitted by law (including but not limited to the limitation under the Delaware General Corporation Law that the par value of shares of stock may not be paid with a promissory note) and interest shall be compounded at least annually and shall be charged at no less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the terms of such promissory note.

         Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company’s common stock or pursuant to the terms of irrevocable instructions issued by the optionholder prior to the issuance of shares of the Company’s common stock.

         (d)      Except as otherwise expressly provided in an optionholder’s option agreement, an option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionholder, shall thereafter be entitled to exercise the option.

         (e)      (i)       An option granted pursuant to section 5(a) or 5(b) prior to July 1, 1997 shall vest and become exercisable in full on the first June 30 following the grant of such option; provided, however, the optionholder has continuously served in the same capacity which entitled him or her to the grant of such option from the date of grant until and including the next following June 30.

                  (ii)      An option granted pursuant to section 5(a) or 5(b) on or after July 1, 1997 shall vest and become exercisable in full on the first March 31 following the grant of such option; provided, however, the optionholder has continuously served in the same capacity which entitled him or her to the grant of such option from the date of grant until and including the next following March 31.

                  (iii)      An option granted pursuant to section 5(c), 5(d) or 5(e) shall become exercisable in installments over a period of three years from the date of grant at the rate of one-third (1/3rd) of the total number of shares subject to such option upon the first anniversary of the date of grant and subsequently at the rate of one thirty-sixth (1/36th) of the total number of shares subject to the option a month, in twenty-four (24) equal monthly installments; provided, however, that the optionholder has, during the entire period from the grant date to such vesting date, continuously served in the same capacity which entitled him or her to the grant of such option, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

         (f)      The Company may require any optionholder, or any person to whom an option is transferred under section 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionholder’s knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionholder to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionholder or permitting the optionholder to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (g)      Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.      COVENANTS OF THE COMPANY.

         (a)      During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of the Common Stock required to satisfy such options.

         (b)      The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of Common Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.      MISCELLANEOUS.

         (a)      Neither an optionholder nor any person to whom an option is transferred under section 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b)      Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company’s fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may request under applicable law.

         (c)      Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or stockholders or any Affiliate to remove any Non-Employee Director pursuant to the Company’s Bylaws and the provisions of the Delaware General Corporation Law (or the laws of the Company’s state of incorporation should that change in the future).

         (d)      No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

         (e)      In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company’s obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

         (f)      The size of the Plan’s share reserve set forth in section 3, the size of individual option grants described in section 5, and all other references in the Plan to specific numbers of shares of the Common Stock reflect and have taken into account (i) the Company’s three-for-two (3:2) stock dividends effective as of October 31, 1995 and May 31, 1996, including all options granted under the Plan prior to May 31, 1996 and (ii) the Company’s two-for-one (2:1) stock dividend effective as of November 14, 1997, including all options granted under the Plan prior to November 14, 1997.

10.     ADJUSTMENTS UPON CHANGES IN STOCK.

         (a)      If any change is made in the Common Stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and exercise price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding, and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”) No adjustment shall result in the creation of a fractional share of stock or in an exercise price per share of stock expressed in units of less than one cent ($.01).

         (b)      In the event of the occurrence of a Change in Control, to the extent not prohibited by applicable law, the time during which options outstanding under the Plan may be exercised shall be accelerated by the Board to a time prior to or as of the occurrence of such event and the options terminated if not exercised by the time specified by the Board, which in any event shall be after the effective time of such acceleration. If the Board fails to specify a time for acceleration of outstanding options and/or termination of outstanding options, then the time during which options outstanding under the Plan may be exercised shall be accelerated to a time immediately preceding the occurrence of the Change in Control, and the options terminated if not exercised prior to or upon the occurrence of a Change in Control defined in section 10(b)(i) or section 10(b)(iii) or within three (3) months following the occurrence of a Change in Control defined in section 10(b)(ii), section 10(b)(iv), or section 10(b)(v).

         For purposes of the Plan, a “Change in Control” means the happening of any of the following events:

                  (i)       A dissolution or liquidation of the Company.

                  (ii)      A sale of all or substantially all of the assets of the Company.

                  (iii)      Either a merger or consolidation in which the Company is not the surviving corporation and the stockholders of the Company immediately prior to the merger or consolidation fail to possess direct or indirect beneficial ownership of more than eighty percent (80%) of the voting power of the securities of the surviving corporation (or if the surviving corporation is a controlled affiliate of another entity, then the required beneficial ownership shall be determined with respect to the securities of that entity which controls the surviving corporation and is not itself a controlled affiliate of any other entity) immediately following such transaction, or a reverse merger in which the Company is the surviving corporation and the stockholders of the Company immediately prior to the reverse merger fail to possess direct or indirect beneficial ownership of more than eighty percent (80%) of the securities of the Company (or if the Company is a controlled affiliate of another entity, then the required beneficial ownership shall be determined with respect to the securities of that entity which controls the Company and is not itself a controlled affiliate of any other entity) immediately following the reverse merger. For purposes of this section 10(b)(iii), any person who acquired securities of the Company prior to the occurrence of a merger, reverse merger, or consolidation in contemplation of such transaction and who after such transaction possesses direct or indirect beneficial ownership of at least ten percent (10%) of the securities of the Company or the surviving corporation (or if the Company or the surviving corporation is a controlled affiliate, then of the appropriate entity as determined above) immediately following such transaction shall not be included in the group of stockholders of the Company immediately prior to such transaction.

                  (iv)      An acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or a subsidiary or other controlled affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors.

                  (v)       The individuals who, as of the date immediately following the Company’s 1999 Annual Meeting of Stockholders, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least fifty percent (50%) of the Board. If the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided, however, that no individual shall be considered a member of the Incumbent Board if the individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

11.     AMENDMENT OF THE PLAN.

         (a)      The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. Except as provided in section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company where the amendment would:

                  (i)       Increase the number of shares which may be issued under the Plan;

                  (ii)      Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

                  (iii)      Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or any securities exchange or other trading market on which the Common Stock is actively traded.

         (b)      Rights and obligations under any option granted before any amendment of the Plan or of the terms of such option shall not be impaired by such amendment unless (i) the Company requests the consent of the person holding the option, and (ii) such person consents in writing.

12.     TERMINATION OR SUSPENSION OF THE PLAN.

         (a)      The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the date that all of the shares of the Company’s Common Stock have been issued. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b)      Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the holder of the option.

13.     EFFECTIVE DATE OF AMENDED AND RESTATED PLAN.

         The Plan, in the form as amended and restated herein, shall become effective upon approval by the stockholders of the Company.

APPENDIX B

CADENCE DESIGN SYSTEMS, INC.

AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

1.      PURPOSE.

         (a)            The Plan initially was established effective as of January 30, 1990 (the “Initial Plan”) and has been amended subsequently from time to time. The Initial Plan hereby is amended and restated in its entirety as the Amended and Restated Employee Stock Purchase Plan effective as of the date of its adoption. The terms of the Initial Plan shall remain in effect and apply to all Rights granted pursuant to the Initial Plan.

         (b)            The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.

         (c)            The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (d)            The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

2.      DEFINITIONS.

         (a)            “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

         (b)            “Board” means the Board of Directors of the Company.

         (c)            “Code” means the United States Internal Revenue Code of 1986, as amended.

         (d)            “Committee” means a committee of the Board appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e)            “Company” means Cadence Design Systems, Inc., a Delaware corporation.

         (f)            “Director” means a member of the Board.

         (g)            “Eligible Employee” means an Employee who meets the requirements set forth in the Offering Memorandum for eligibility to participate in the Offering.

         (h)            “Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director’s fee shall be sufficient to constitute “employment” by the Company or the Affiliate.

         (i)            “Employee Stock Purchase Plan” means a plan that grants rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

         (j)            “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

         (k)            “Fair Market Value” means the value of a security, as determined in good faith by the Board. If the security is listed on the New York Stock Exchange or any other established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or, in the event that the security is traded on more than one such exchange or market, the exchange or market with the greatest volume of trading in the relevant security of the Company) on the trading day occurring on or closest to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable, and on the date as determined more precisely in the Offering Memorandum.

         (l)            “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

         (m)            “Offering” means the grant of Rights to purchase Shares under the Plan to Eligible Employees.

         (n)            “Offering Date” means a date selected by the Board for an Offering to commence.

         (o)            “Offering Memorandum” means a memorandum describing the terms of the then current or otherwise relevant Offering.

         (p)            “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

         (q)            “Participant” means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

         (r)            “Plan” means this Amended and Restated Employee Stock Purchase Plan.

         (s)            “Purchase Date” means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

         (t)            “Right” means an option to purchase Shares granted pursuant to the Plan.

         (u)            “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

         (v)            “Securities Act” means the United States Securities Act of 1933, as amended.

         (w)            “Share” means a share of the common stock of the Company.

3.      ADMINISTRATION.

         (a)            The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b)            The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                          (i)            To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).

                          (ii)            To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

                          (iii)            To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                          (iv)            To amend the Plan as provided in Section 14.

                          (v)            Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

         (c)            The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.      SHARES SUBJECT TO THE PLAN.

         (a)            Subject to the provisions of Section 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate Twenty Nine Million Five Hundred Thousand (29,500,000) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.

         (b)            The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.

5.      GRANT OF RIGHTS; OFFERING.

         (a)            The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on one or more Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering Memorandum or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

         (b)            If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.

6.      ELIGIBILITY.

         (a)            Rights may be granted only to Employees of the Company or, as the Board may designate as provided in subsection 3(b), to Employees of an Affiliate. Except as provided in subsection 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.

         (b)            The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

                          (i)            the date on which such Right is granted shall be the “Offering Date” of such Right for all purposes, including determination of the exercise price of such Right;

                          (ii)            the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

                          (iii)            the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

         (c)            No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subsection 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

         (d)            An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee’s rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.

         (e)            The Board may provide in an Offering that Employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.      RIGHTS; PURCHASE PRICE.

         (a)            On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:

                          (i)            with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or

                          (ii)            with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

         (b)            The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

         (c)            In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (d)            The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

                          (i)            an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or

                          (ii)            an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

8.      PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a)            An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering Memorandum, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee’s Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

         (b)            At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c)            Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee’s employment with the Company and its designated Affiliates for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subsection 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

         (d)            Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

9.      EXERCISE.

         (a)            On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering and permitted by law.

         (b)            Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant’s account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subsection 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

         (c)            The amount, if any, of accumulated payroll deductions remaining in any Participant’s account after the purchase of Shares that is less than the amount required to purchase one whole Share on the final Purchase Date of the Offering shall be carried forward, without interest, into the next Offering.

         (d)            No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subsection 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

10.     COVENANTS OF THE COMPANY.

         (a)            During the terms of the Rights granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Rights are available.

         (b)            The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.

11.     USE OF PROCEEDS FROM SHARES.

         Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

12.     RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

         (a)            A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

         (b)            Neither the Plan nor the grant of any Right thereunder shall confer any right on any Employee to remain in the employ of the Company or any Affiliate or restrict the right of the Company or any Affiliate to terminate such Employee’s employment.

13.     ADJUSTMENTS UPON CHANGES IN SECURITIES.

         (a)            Subject to any required action by the stockholders of the Company, the number of Shares covered by each Right under the Plan that has not yet been exercised and the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under a Right (collectively, the “Reserves”), as well as the price per Share covered by each Right under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or the payment of stock dividend (but only on the Common Stock) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to a Right.

         (b)            In the event of the proposed dissolution or liquidation of the Company, any and all Offerings shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the Rights under the Plan shall terminate as of a date fixed by the Board and give each Participant the right to exercise his or her Right. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation or a parent or subsidiary of such successor corporation when the Company is not the surviving corporation, any and all Offerings shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, and in lieu of assumption or substitution of the Rights, provide that each Participant shall have the right to exercise his or her Right. If the Board makes a Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Participant that the Right shall be fully exercisable for a period of twenty (20) days from the date of such notice (or such other period of time as the Board shall determine), and the Right shall terminate upon the expiration of such period.

         (c)            The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share covered by each outstanding Right, in the event that the Company effects one or more reorganizations, recapitalizations, rights offering, or other increases or reductions of outstanding Shares, and in the event of the Company being consolidated with or merged into any other corporation.

14.     AMENDMENT OF THE PLAN.

         (a)            The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 under the Exchange Act or any Nasdaq or other securities exchange listing requirements. Currently under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:

                          (i)            Increase the amount of Shares reserved for Rights under the Plan;

                          (ii)            Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code; or

                          (iii)            Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

         (b)            It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.

         (c)            Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan without the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

15.     DESIGNATION OF BENEFICIARY.

         (a)            A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.

         (b)            The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.     TERMINATION OR SUSPENSION OF THE PLAN.

         (a)            The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares subject to the Plan’s reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b)            Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

17.     EFFECTIVE DATE OF PLAN.

         The Plan shall become effective upon adoption by the Board.

18.     REORGANIZATION OF CADENCE DESIGN FOUNDRY BUSINESS.

               Nothing in this Plan shall be construed to restrict the ability of the Company to effect the transactions, amendments and termination described in Section A.2. of that certain Plan of Reorganization for Cadence Design Foundry Business, adopted by the Board on October 30, 2002, and the Plan shall hereby deemed to be amended in accordance therewith; provided that such transactions shall be effected in a manner consistent with applicable law.

PROXY	PROXY

Cadence Design Systems, Inc.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2003

     The undersigned hereby appoints William Porter and R.L. Smith McKeithen, or either of them, each with power of substitution, to attend and to represent the undersigned at the 2003 Annual Meeting of Stockholders of Cadence Design Systems, Inc., to be held at Cadence Design Systems, Inc., 2655 Seely Avenue, Building 5, San Jose, California, on May 21, 2003 at 1:00 p.m. Pacific time and any continuation or adjournment thereof, and to vote the number of shares of common stock of Cadence the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CADENCE.

THE SHARES WILL BE VOTED AS DIRECTED ON THE REVERSE. IN THE ABSENCE OF DIRECTION, THIS
PROXY WILL BE VOTED FOR THE EIGHT NOMINEES FOR ELECTION AND FOR PROPOSALS 2, 3 AND 4. IF ANY
OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL BE VOTED ON
THESE MATTERS AS THE PROXIES NAMED HEREIN MAY DETERMINE IN THEIR SOLE DISCRETION.

(Continued and to be signed on reverse side)

CADENCE DESIGN SYSTEMS, INC. PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY:	[X]

1.	ELECTION OF DIRECTORS Nominees: H. Raymond Bingham, Susan L. Bostrom, Donald L. Lucas, Sean M. Maloney, Alberto Sangiovanni-Vincentelli, George M. Scalise, John B. Shoven and Roger S. Siboni. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below)	For All [ ]	Withhold All [ ]	For All Except [ ]

(Except nominees written above)

2.	Approval of Amendment to the Cadence Design Systems, Inc. 1995 Directors Stock Option Plan.	For [ ]	Against [ ]	Abstain [ ]

3.	Approval of Amendment to the Cadence Design Systems, Inc. Amended and Restated Employee Stock Purchase Plan.	For [ ]	Against [ ]	Abstain [ ]

4.	Ratification of selection of KPMG LLP as independent auditors of Cadence for the fiscal year ending January 3, 2004.	For [ ]	Against [ ]	Abstain [ ]

Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders of Cadence, (b) accompanying Proxy Statement, and (c) Annual Report on Form 10-K for the fiscal year ended December 28, 2002.

Dated:	, 2003

Signature(s):

Please sign exactly as your name appears on your stock certificate.

•     FOLD AND DETACH HERE     •

YOUR VOTE IS IMPORTANT!

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT
IN THE ENCLOSED ENVELOPE.